UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23179

First Trust Alternative Opportunities Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 299-2270

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)	The Report to Shareholders is attached herewith.

First Trust
Capital Management

FIRST TRUST ALTERNATIVE OPPORTUNITIES FUND

Class A Shares – VFLAX
Class I Shares – VFLEX

Annual Report
March 31, 2023

First Trust Capital Management L.P. | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700

First Trust Alternative Opportunities Fund
This report and the financial statements contained herein are provided for the general information of the shareholders of the First Trust Alternative Opportunities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

FIRST TRUST ALTERNATIVE OPPORTUNITIES FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
Executive-Level Overview
We like to preface our Annual Shareholder Letter with an Executive-Level Overview to reinforce our investment process and current mindset in present market conditions. The prior year could be characterized by elevated volatility across both equity and credit markets, largely driven from significant and consecutive interest rate hikes from the Federal Reserve (the “Fed”). We continue to be cognizant of the current headline risks that have kept many investors cautious and continue to consider our investment decisions and portfolio management framework in this context. Despite the surface-level recovery observed across most public risk markets in early 2023, many fundamental themes and developments continue to play out under the veil of strong headline performance. As the direct and indirect implications of these themes on both public and private markets become more apparent, investors must constantly reassess these forces and the impact on their portfolios. In periods of such significant volatility, both to the upside and downside, it becomes inherently more difficult for investors to position portfolios and adjust to new data. In our view, these market environments result in a host of investment implications which tend to manifest themselves in reduced deal volumes, investor base turnover, and pronounced shifts in investor biases.
While we actively consider and monitor many of those macro-level risks and their effects on global capital markets, we remain steadfast in our effort to help investors build durable portfolios that we believe provide a high probability of generating positive absolute performance regardless of the broader market environment and throughout various market cycles over the long term. We remain confident in this approach as one that should result in stronger risk-adjusted returns for investors through market cycles.
This year we are particularly proud to have expanded our registered product lineup to bring more differentiated offerings to investors in a variety of structures that leverage the First Trust Alternative Investment Research team. We work to bring solutions to the marketplace that offer convenient access to the illiquidity premium observed in many alternative investment markets that will help more investors achieve better outcomes and meet their financial goals.
As is customary in our Annual Shareholder Letter, we will review what we believe to be the important drivers of performance and opportunity in the Fund for the past fiscal year period.
First Trust Alternative Opportunities Fund
Over the trailing one-year period ended March 31, 2023, the Fund’s Class I Shares returned a net +1.47%, underperforming the ICE BofA U.S. 3 Month Treasury Bill Index’s return of +2.53% over the same timeframe. While the strategy underperformed its stated benchmark, the Fund continued to demonstrate its ability to produce a return stream uncorrelated to major stock and bond indices. Short duration sovereign debt proved to be a safe-haven as rates quickly rose and several of the Fund’s asset classes, namely real estate and private equity, were challenged by the broader market environment. For context, over the 1-year time horizon, the S&P 500 Index and the Bloomberg U.S. Aggregate Bond Index returned -7.73% and -4.78%, respectively, and showcased extreme volatility and outsized levels of risk given the macro uncertainty that has continued to linger. We are pleased with the Fund’s performance in this market environment and remain confident in the Fund’s ability to meet our targeted return levels over longer timeframes and through market cycles.

From a performance perspective, all five of the Fund’s sub-strategies posted positive returns during the fiscal year, with attribution spread out almost evenly among the Fund’s sub-strategy exposures. The co-investment sub-strategy led the way with +0.73% of gross attribution to the portfolio, followed by the hedged strategies, real estate, alternative credit, and private equity sub-strategies returns of +0.65, +0.59%, +0.50% and +0.38%, respectively. We are quite pleased with that attribution both on a relative and absolute basis and believe that it helps showcase the diversified and uncorrelated nature of the sub-strategy exposures within the Fund.
Looking forward, we remain highly constructive on the Fund’s opportunity set within the co-investment sub-strategy. Due to the reduction in overall credit market liquidity, especially on the heels of the recent banking turmoil, a less competitive landscape has developed for our opportunistic lenders. We continue to anticipate more co-investment opportunities that offer higher contractual rates of return and more favorable terms than traditional lending strategies and investment vehicles. That same thesis holds true for the Fund’s real-estate lending allocation and its alternative credit allocations. The strategy was not immune to the pressures and higher levels of uncertainty in real estate, with negative performance over this time period in our commercial real estate holdings.
While the real-estate sub-strategy of the portfolio has experienced modest downward mark-to-market pressure, we remain optimistic in the risk-adjusted return potential for this strategy, especially as it relates to the more defensively positioned equity non-traded real-estate investment trusts, and our commercial real-estate bridge lending exposure in particular. We anticipate the perceived softness in private real-estate equity markets could offer an attractive opportunity in the near future to deploy incremental capital into these markets at more attractive valuation levels. We also believe that the continued market volatility will provide a robust opportunity set for our hedge fund strategies, as heightened volatility and dispersion tends to lead to more fruitful opportunities for long/short strategies, which represent the majority of the hedge fund sub-strategy exposure within the Fund. Based on the current and go-forward expected yields of underlying positions within the portfolio, we remain confident in the Fund’s ability to generate net investment income that is sufficient to cover the distribution rate of the Fund, as it did over the previous fiscal year. The allocations in the Fund across our sub-strategies as of fiscal year end were Private Equity at 5%, Alternative Credit at 20%, Real Estate at 22%, Hedged Strategies at 25%, and Co-Investments at 28%.
As always, we thank you for your continued support and intend to work hard to maintain it. We truly appreciate your trust and confidence in First Trust Capital Management.
Kind Regards,

Michael D. Peck, CFA	Brian R. Murphy
Chief Executive Officer, Co-Chief Investment Officer	Co-Chief Investment Officer
mpeck@firsttrustcapital.com	bmurphy@firsttrustcapital.com

First Trust Alternative Opportunities Fund
Fund Performance
March 31, 2023 (Unaudited)

Performance of a $10,000 Investment
Class I Shares

14000
12000
10000
8000
6/17
3/18
3/19
3/20
3/21
3/22
3/23
First Trust Alternative Opportunities Fund (Class I Shares)
Bloomberg U.S. Aggregate Bond Index
ICE BofA 3 Month U.S. Treasury Bill Index

This graph compares a hypothetical $10,000 investment in the Fund’s Class I Shares with a similar investment in the Bloomberg U.S. Aggregate Bond Index, and the ICE BofA 3 Month U.S. Treasury Bill Index. Results include the reinvestment of all dividends and capital gains. The indices do not reflect expenses, fees, or sales charges, which would lower performance.
Please note that the performance of the Fund’s other share class, Class A, will differ based on the differences in sales load and fees paid by shareholders investing in Class A Shares.
The Bloomberg U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment grade, taxable, fixed income securities in the United States – including government, corporate and international dollar denominated bonds as well as mortgage-backed and asset-backed securities, all with maturities of at least one year. The index is unmanaged and it is not available for investment.
The ICE BofA 3 Month U.S. Treasury Bill Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date. The issue is purchased at the beginning of the month and held for a full month; at the end of the month that issue is sold and rolled into a newly selected issue.
Average Annual Total Returns as of March 31, 2023	1 Year	5 Years	Since Inception
Class I Shares (Inception Date 6/12/2017)	1.47%	6.27%	5.29%
Bloomberg U.S. Aggregate Bond Index	(4.78)%	0.91%	0.73%
ICE BofA 3 Month U.S. Treasury Bill Index	2.53%	1.41%	1.38%

First Trust Alternative Opportunities Fund
Fund Performance — Continued
March 31, 2023 (Unaudited)

Average Annual Total Returns as of March 31, 2023	1 Year	Since Inception
Class A Shares (Inception Date 8/02/2021)	0.69%	(0.11)%
Bloomberg U.S. Aggregate Bond Index	(4.78)%	(7.15)%
ICE BofA 3 Month U.S. Treasury Bill Index	2.53%	1.55%
The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (877) 779-1999.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
For the Fund’s current expense ratios, please refer to the Consolidated Financial Highlights Section of this report.
Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Trustees and Shareholders
First Trust Alternative Opportunities Fund
Opinion on the financial statements
We have audited the accompanying consolidated statement of assets and liabilities of First Trust Alternative Opportunities Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2023, the related consolidated statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, and the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodians, underlying fund managers and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ GRANT THORNTON LLP
We have served as the auditor of one or more of First Trust Capital Management L.P.’s investment companies since 2016.
Chicago, Illinois
May 30, 2023

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2023

Principal Amount		Value
	ASSET-BACKED SECURITIES – 16.9%
$500,000	ACC Trust Series 2022-1, Class D, 6.65%, 10/20/20281,2	$476,138
172,470	Adjustable Rate Mortgage Trust Series 2006-1, Class 2A1, 4.60%, 3/25/20362,3,4	101,201
815,000	AIMCO CLO Series 2017-AA, Class DR, 7.96% (3-Month USD Libor+315 basis points), 4/20/2034	749,800
7,000,000	Antares Loan Funding Class, 0.000%, 2/17/20325	7,152,697
1,000,000	Apidos CLO XLIV Ltd. Series 2023-44A, Class E, 0.000% (3-Month Term SOFR+825 basis points), 4/26/2035	975,000
1,000,000	Bain Capital Credit CLO Series 2018-1A, Class D, 7.52% (3-Month USD Libor+270 basis points), 4/23/2031	868,551
1,250,000	Benefit Street Partners CLO XVII Ltd. Series 2019-17A, Class DR, 8.14% (3-Month USD Libor+335 basis points), 7/15/2032	1,169,514
1,000,000	Benefit Street Partners CLO XXIII Ltd. Series 2021-23A, Class E, 11.63% (3-Month USD Libor+681 basis points), 4/25/2034	921,877
4,000,000	BFNS, LLC Series 2022-1A, Class C, 7.00%, 7/10/20351,2,6	3,433,142
2,000,000	CAL Receivables, LLC Series 2022-1, Class B, 8.91% (30-Day SOFR Average+435 basis points), 10/15/20261,6	1,933,002
198,444	CHL Mortgage Pass-Through Trust Series 2007-8, Class 1A12, 5.87%, 1/25/20382,3	95,061
1,000,000	CIFC Funding Ltd. Series 2018-2A, Class D, 10.66% (3-Month USD Libor+585 basis points), 4/20/20311,4	871,972
500,000	COLT Mortgage Loan Trust Series 2022-2, Class M1, 3.99%, 2/25/20671,2,4	394,536
500,000	Series 2021-1, Class M1, 2.29%, 6/25/20661,2,4	320,350
250,000	Connecticut Avenue Securities Trust Series 2020-R02, Class 2B1, 7.85% (1-Month USD Libor+300 basis points), 1/25/20401,2,6	234,519
300,000	Deephaven Residential Mortgage Trust Series 2021-2, Class B1, 3.17%, 4/25/20661,2,4	205,487
750,000	Dryden 30 Senior Loan Fund Series 2013-30A, Class DR, 7.46% (3-Month USD Libor+260 basis points), 11/15/20281,4	690,060

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2023

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$1,000,000	Dryden 36 Senior Loan Fund Series 2014-36A, Class DR3, 8.48% (3-Month USD Libor+369 basis points), 4/15/2029	$941,615
105,264	DSLA Mortgage Loan Trust Series 2006-AR2, Class 1A1A, 4.95% (1-Month USD Libor+19 basis points), 10/19/20362,6	83,545
300,000	Eagle RE Ltd. Series 2021-1, Class M2, 9.01% (30-Day SOFR Average+445 basis points), 10/25/20331,2,6	305,151
250,000	First Investors Auto Owner Trust Series 2022-1A, Class E, 5.41%, 6/15/20291,2	214,368
750,000	Flatiron CLO LLC Series 2023-1A, Class D, 0.000% (3-Month Term SOFR+525 basis points), 4/17/2036	750,000
200,000	Foursight Capital Automobile Receivables Trust Series 2022-2, Class D, 7.09%, 10/15/20291,2	195,912
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes Series 2021-DNA2, Class B2, 10.56% (30-Day SOFR Average+600 basis points), 8/25/20331,2,4,6	220,074
250,000	GCAT Trust Series 2021-NQM6, Class M1, 3.41%, 8/25/20661,2,4	172,463
300,000	GS Mortgage Securities Corp. Trust Series 2018-TWR, Class G, 8.86% (1-Month USD Libor+417 basis points), 7/15/20311,6	180,000
419,000	GS Mortgage-Backed Securities Corp. Trust Series 2020-PJ3, Class B5, 3.42%, 10/25/20501,2,4	204,403
137,261	GSR Mortgage Loan Trust Series 2007-AR1, Class 2A1, 3.53%, 3/25/20472,3,4	87,756
1,500,000	Harbor Park CLO Ltd. Series 2018-1A, Class D, 7.71% (3-Month USD Libor+290 basis points), 1/20/2031	1,392,750
500,000	Home RE Ltd. Series 2021-2, Class M2, 7.81% (30-Day SOFR Average+325 basis points), 1/25/20341,2,3,6	475,591
200,000	Series 2021-2, Class M1C, 7.36% (30-Day SOFR Average+280 basis points), 1/25/20341,2,6	194,099
250,000	Series 2022-1, Class M1C, 10.06% (30-Day SOFR Average+550 basis points), 10/25/20341,2,4,6	250,928
487,122	JP Morgan Mortgage Trust Series 2022-1, Class B4, 3.09%, 7/25/20521,2,3,4	321,546
1,000,000	Madison Park Funding Ltd. Series 2023-63A, Class E, 0.000% (3-Month Term SOFR+857 basis points), 4/21/2035	975,000

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2023

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$1,000,000	Madison Park Funding XIII Ltd. Series 2014-13A, Class DR2, 7.65% (3-Month USD Libor+285 basis points), 4/19/2030	$950,906
43,883	Mosaic Solar Loan Trust Series 2019-1A, Class B, 0.000%, 12/21/20431,2	39,435
16,084,782	Mount Logan Funding LP Series 2018-1A, Class SUBR, 0.000%, 1/22/20331,2,4	10,278,111
500,000	New Mountain CLO 4 Ltd. Series CLO-4A, Class D, 0.000% (3-Month Term SOFR+550 basis points), 4/20/2036	497,928
750,000	Series CLO-4A, Class E, 0.000% (3-Month Term SOFR+815 basis points), 4/20/2036	731,892
216,755	New Residential Mortgage Loan Trust Series 2019-1A, Class B6B, 3.17%, 9/25/20571,2,4	181,446
250,000	Series 2022-NQM1, Class M1, 3.60%, 4/25/20611,2,4	170,256
1,000,000	Newark BSL CLO 2 Ltd. Series 2017-1A, Class CR, 7.97% (3-Month USD Libor+315 basis points), 7/25/20301,4	915,000
323,692	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AP1, Class A3, 5.65%, 1/25/20362,3,4	104,820
750,000	OCP CLO Ltd. Series 2016-11A, Class DR, 11.32% (3-Month USD Libor+650 basis points), 10/26/2030	690,937
800,000	OSD CLO Ltd. Series 2023-27A, Class E, 10.79% (3-Month Term SOFR+825 basis points), 4/16/20351,4	756,667
1,000,000	OZLM VI Ltd. Series 2014-6A, Class CS, 7.92% (3-Month USD Libor+313 basis points), 4/17/2031	890,000
199,974	Pagaya AI Debt Trust Series 2022-1, Class C, 4.89%, 10/15/20291,2	169,695
299,971	Series 2022-3, Class B, 8.05%, 3/15/20301,2	302,819
4,000,000	Palmer Square CLO Ltd. Series 2023-1A, Class SUB, 0.000%, 1/20/20361,2,4	3,922,387
2,500,000	Palmer Square European CLO Series 2021-2X, Class SUB, 0.000%, 4/15/20352,4	1,485,487
2,975,000	Palmer Square European Loan Funding Series 2022-1X, Class SUB, 0.000%, 10/15/20312,4	2,009,392
4,000,000	Series 2022-2X, Class SUB, 0.000%, 10/15/20312,4	2,974,865
7,500,000	Series 2022-3X, Class E, 9.32% (3-Month Euribor+728 basis points), 4/12/20322,6	7,672,599
4,000,000	Series 2022-3X, Class SUB, 0.000%, 4/12/20322,4	4,352,100

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2023

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$3,700,000	Series 2023-1X, Class E, 0.000% (3-Month Euribor+653 basis points), 11/15/20322,4,6	$3,691,574
7,100,000	Series 2023-1A, Class SUB, 0.000%, 11/15/20321,2,4,5	7,699,816
1,000,000	Palmer Square Loan Funding Ltd. Series 2019-1A, Class SUB, 0.000%, 4/20/20271,2,4,5	—
1,000,000	Series 2019-3A, Class SUB, 0.000%, 8/20/20271,2,4,5	—
1,500,000	Series 2019-4A, Class SUB, 0.000%, 10/24/20271,2,4,5	—
1,250,000	Series 2020-1A, Class SUB, 0.000%, 2/20/20281,2,4	866,837
650,000	Series 2020-2A, Class SUB, 0.000%, 4/20/20281,2,4	26,000
1,250,000	Series 2020-3A, Class SUB, 0.000%, 7/20/20281,2,4,5	—
2,250,000	Series 2020-4A, Class SUB, 0.000%, 11/25/20281,2,4	1,419,808
1,250,000	Series 2021-1A, Class SUB, 0.000%, 4/20/20291,2,4	811,485
2,150,000	Series 2021-2A, Class SUB, 0.000%, 5/20/20291,2,4	1,367,396
1,500,000	Series 2021-3A, Class SUB, 0.000%, 7/20/20291,2,4	990,675
3,100,000	Series 2021-4A, Class SUB, 0.000%, 10/15/20291,2,4	2,131,113
5,235,000	Series 2022-1I, Class SUB, 0.000%, 4/15/20302,4	3,764,008
6,000,000	Series 2022-2A, Class SUB, 0.000%, 10/15/20301,2,4	4,515,211
2,500,000	Series 2022-5I, Class D, 10.04% (3-Month Term SOFR+538 basis points), 1/15/20312,6	2,338,054
1,250,000	Series 2022-5I, Class SUB, 0.000%, 1/15/20312,4	1,258,277
6,250,000	Series 2022-3A, Class SUB, 0.000%, 4/15/20311,2,4	6,276,546
3,700,000	Series 2022-4A, Class D, 12.07% (3-Month Term SOFR+729 basis points), 7/24/20311,2,4,6	3,444,732
8,050,000	Series 2022-4A, Class SUB, 0.000%, 7/24/20311,2,4	7,903,479
250,000	Radnor RE Ltd. Series 2021-1, Class M2, 7.71% (30-Day SOFR Average+315 basis points), 12/27/20331,2,6	241,009
250,000	Series 2021-2, Class M2, 9.56% (30-Day SOFR Average+500 basis points), 11/25/20311,2,6	246,430
175,000	Series 2021-1, Class M1C, 7.26% (30-Day SOFR Average+270 basis points), 12/27/20331,2,6	172,317
300,000	Series 2022-1, Class M1B, 11.31% (30-Day SOFR Average+675 basis points), 9/25/20321,2,6	318,743
	RALI Trust
69,986	Series 2006-QA10, Class A1, 5.22% (1-Month USD Libor+37 basis points), 12/25/20362,6	54,750
165,416	Series 2006-QS2, Class 1A9, 5.50%, 2/25/20362,3	132,434
340,000	Residential Mortgage Loan Trust Series 2020-1, Class B2, 4.66%, 1/26/20601,2,3,4	242,512
750,000	RR 5 Ltd. Series 2018-5A, Class C, 7.89% (3-Month USD Libor+310 basis points), 10/15/2031	693,915

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2023

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$250,000	Saranac CLO VIII Ltd. Series 2020-8A, Class E, 13.04% (3-Month USD Libor+812 basis points), 2/20/20331,2,3,6	$204,336
1,840,935	Silver Point Loan Funding, LLC Class, 0.000%, 10/20/20335	1,840,217
100,000	STAR Trust Series 2021-SFR1, Class F, 7.11% (1-Month USD Libor+240 basis points), 4/17/20381,6	93,463
500,000	Triangle RE Ltd. Series 2021-3, Class M2, 8.31% (30-Day SOFR Average+375 basis points), 2/25/20341,2,4,6	478,684
77,371	Series 2021-2, Class M1B, 7.45% (1-Month USD Libor+260 basis points), 10/25/20331,2,6	77,569
200,000	Upstart Securitization Trust Series 2021-5, Class C, 4.15%, 11/20/20311,2	170,042
200,000	Series 2021-3, Class C, 3.28%, 7/20/20311,2	176,585
40,000	Veros Automobile Receivables Trust Series 2020-1, Class D, 5.64%, 2/16/20271,2	39,928
100,000	Series 2022-1, Class D, 7.23%, 7/16/20291,2	92,820
900,000	Verus Securitization Trust Series 2020-5, Class B2, 4.71%, 5/25/20651,2,4	723,636
812,000	Series 2021-8, Class B2, 4.33%, 11/25/20661,2,4	496,573
300,000	Series 2021-5, Class M1, 2.33%, 9/25/20661,2,4	209,432
250,000	Series 2022-7, Class M1, 5.41%, 7/25/20671,2,4	221,097
750,500	Voya CLO Ltd. Series 2019-2A, Class D, 8.51% (3-Month USD Libor+370 basis points), 7/20/2032	671,367
23,226	WaMu Mortgage Pass-Through Certificates Trust Series 2006-AR18, Class 3A1, 3.30%, 1/25/20372,4	19,701
165,890	Wells Fargo Mortgage Loan Trust Series 2010-RR2, Class 1A4, 3.49%, 9/27/20351,2,3,4	122,454
434,749	Western Mortgage Reference Notes Series 2021-CL2, Class M4, 9.91% (30-Day SOFR Average+535 basis points), 7/25/20591,2,3,6	419,608
442,266	Series 2021-CL2, Class M5, 11.06% (30-Day SOFR Average+650 basis points), 7/25/20591,2,3,6	427,499
73,914	XCALI Mortgage Trust Series 2020-1, Class B1, 12.16% (1-Month USD Libor+750 basis points), 2/6/20241,2,6	73,003
	TOTAL ASSET-BACKED SECURITIES (Cost $137,223,302)	123,819,985

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2023

Principal Amount		Value
	BANK LOANS – 12.2%
$4,502,894	Advantage Capital Holdings, LLC 12.50% PIK, 4/14/20275,7	$4,368,015
2,610,508	5.00% Cash, 8.000% PIK, 4/14/20275,7	2,535,587
5,000,000	Antares Loan Funding CLO 11.94%, 3/1/20265	5,000,000
299,436	BJ Services 11.83%, 12/1/20235	275,481
1,950,496	Challenge Manufacturing Company, LLC 15.82%, 12/18/20255	1,872,476
7,500,000	Cherco, LLC 15.95%, 9/1/20255	7,387,500
17,250,000	Florida Marine 14.90%, 9/1/20255	16,937,723
3,500,000	GH Group, Inc. 16.50%, 12/10/20265	3,255,000
5,402,172	IFit Inc. 19.96%, 2/24/20275	5,186,085
5,829,207	Lucky Bucks Holdings, LLC 12.50%, 5/29/20285	4,124,164
8,938,649	Nova Compression, LLC 11.63%, 9/1/20255	9,028,036
236,284	Premier Brands Group Holdings, LLC 9.12%, 3/20/20245	228,014
6,786,735	PWCC Marketplace, LLC 10.91%, 9/6/20255	6,786,735
10,250,000	Shryne Group, Inc. 14.75%, 5/26/20265	10,096,250
9,208,333	Stronghold Digital Mining, Inc. 14.57%, 11/16/20255	8,729,500
1,586,711	Wellbore Integrity Solutions, LLC 11.40%, 12/31/20245	1,586,711
2,078,811	14.83%, 12/31/20245	2,068,417
	TOTAL BANK LOANS (Cost $91,079,299)	89,465,694

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2023

Number of Shares		Value
	CLOSED-END FUNDS – 17.0%
22,030	Apollo Diversified Credit Fund – Class I	$468,799
338,600	BC Partners Lending Corp.	7,422,799
2,086,615	Cliffwater Corporate Lending Fund – Class I	22,264,179
3,376,951	Cliffwater Enhanced Lending Fund – Class I	36,639,913
32,823	Invesco Dynamic Credit Opportunity Fund – Class AX	363,352
191,603	Opportunistic Credit Interval Fund – Class I	2,230,261
697,900	Palmer Square Opportunistic Income Fund	11,466,490
459,841	PalmerSquare Capital BDC, Inc.	7,500,000
1,169,025	Pomona Investment Fund LP	17,037,610
422,519	StepStone Private Markets – Class I*	19,326,031
	TOTAL CLOSED-END FUNDS (Cost $116,959,098)	124,719,434
Principal Amount
	COLLATERALIZED MORTGAGE OBLIGATIONS – 1.6%
$100,000	Arivo Acceptance Auto Loan Receivables Trust Series 2022-1A, Class D, 7.38%, 9/17/20291,2	87,680
6,000,000	Banco Santander, S.A. 9.11%, 8/15/20374,5,8	6,506,886
250,000	Bellemeade Re Ltd. Series 2019-2A, Class M2, 7.94% (1-Month USD Libor+310 basis points), 4/25/20291,2,3,6	252,764
1,000,000	Series 2022-1, Class M1C, 8.26% (30-Day SOFR Average+370 basis points), 1/26/20321,2,6	978,181
500,000	Series 2022-1, Class M2, 9.16% (30-Day SOFR Average+460 basis points), 1/26/20321,2,3,6	474,728
574,388	CHL Mortgage Pass-Through Trust Series 2004-29, Class 1X, 0.28%, 2/25/20352,4	3,200
16,302	Connecticut Avenue Securities Trust Series 2019-R01, Class 2M2, 7.30% (1-Month USD Libor+245 basis points), 7/25/20311,2,6	16,326
4,647	Series 2019-R03, Class 1M2, 7.00% (1-Month USD Libor+215 basis points), 9/25/20311,2,6	4,647
352,157	DSLA Mortgage Loan Trust Series 2004-AR2, Class X2, 0.00%, 11/19/20442,4	448
500,000	Eagle RE Ltd. Series 2021-2, Class M2, 8.81% (30-Day SOFR Average+425 basis points), 4/25/20341,2,6	500,620
200,000	Foursight Capital Automobile Receivables Trust Series 2020-1, Class F, 4.62%, 6/15/20271,2	197,085
249,089	Freddie Mac Structured Agency Credit Risk Debt Notes Series 2018-SPI2, Class B, 3.83%, 5/25/20481,2,4	162,388

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2023

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$189,251	Series 2018-SPI4, Class B, 4.51%, 11/25/20481,2,4	$106,644
250,000	GCAT Trust Series 2020-NQM2, Class M1, 3.59%, 4/25/20651,2,4	205,230
500,000	Home RE Ltd. Series 2021-1, Class M2, 7.70% (1-Month USD Libor+285 basis points), 7/25/20331,2,6	492,057
550,000	Series 2021-1, Class B1, 8.49% (1-Month USD Libor+365 basis points), 7/25/20331,2,6	531,306
1,410,000	JP Morgan Mortgage Trust Series 2022-INV2, Class B6, 3.35%, 7/25/20521,2,4	510,818
100,000	Lendingpoint Asset Securitization Trust Series 2022-B, Class C, 8.45%, 10/15/20291,2	93,172
632,000	Rate Mortgage Trust Series 2022-J1, Class B5, 2.75%, 1/25/20521,2,4	219,497
1,100,000	Series 2022-J1, Class B6, 2.75%, 1/25/20521,2,4	266,945
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $11,915,876)	11,610,622
Number of Shares
	COMMON STOCKS – 2.0%
	AEROSPACE/DEFENSE-EQUIPMENT – 0.0%
514	Aerojet Rocketdyne Holdings, Inc.*,3	28,871
	APPLIANCES – 0.0%
3,929	iRobot Corp.*,3	171,462
	APPLICATIONS SOFTWARE – 0.1%
14,474	ForgeRock, Inc. – Class A*,3	298,164
	BROADCAST SERVICES/PROGRAMS – 0.0%
9,923	TEGNA, Inc.3	167,798
	COMMERCIAL BANKS-EASTERN US – 0.0%
16,773	Lakeland Bancorp, Inc.	262,330
	COMMERCIAL BANKS-SOUTHERN US – 0.0%
10,412	First Horizon Corp.3	185,125
	COMMERCIAL SERVICES-FINANCE – 0.0%
3,771	MoneyGram International, Inc.*,3	39,294
	ENTERTAINMENT SOFTWARE – 0.0%
107	MultiMetaVerse Holdings Ltd.*,9	117
	MEDICAL LABS & TESTING SERVICES – 0.0%
1	Etao International Co., Ltd.*,9	1
—10	Euda Health Holdings Ltd.*,9	—
		1
	MEDICAL-BIOMEDICAL/GENERICS – 0.1%
3,261	Horizon Therapeutics PLC*,9	355,906

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	SPECIFIED PURPOSE ACQUISITIONS – 1.8%
2,076	Accretion Acquisition Corp.*	$21,404
1,456	Ace Global Business Acquisition Ltd.*,9	15,827
1,774	Achari Ventures Holdings Corp. I*	18,627
42,500	Acies Acquisition Corp. – Class A*	445,400
20	African Gold Acquisition Corp. – Class A*,9	205
1,489	Alpha Star Acquisition Corp.*,9	15,649
60,548	AltEnergy Acquisition Corp. – Class A*	627,883
194	Apeiron Capital Investment Corp. – Class A*	1,994
21,500	Apollo Strategic Growth Capital II – Class A*,9	220,375
86,880	Ares Acquisition Corp. – Class A*,9	896,602
1,050	Arisz Acquisition Corp.*	10,815
1,044	Atlantic Coastal Acquisition Corp. II – Class A*	10,847
2,964	Avalon Acquisition, Inc. – Class A*	30,915
36,742	B. Riley Principal 250 Merger Corp. – Class A*	373,299
2,396	Black Mountain Acquisition Corp. – Class A*	24,894
1,778	Blockchain Moon Acquisition Corp.*	18,865
2,874	Blue Safari Group Acquisition Corp. – Class A*,9	31,183
2,932	Cactus Acquisition Corp. I Ltd. – Class A*,9	30,581
21,888	Churchill Capital Corp. V – Class A*	220,631
62,905	Churchill Capital Corp. VI – Class A*	635,970
64,065	Churchill Capital Corp. VII – Class A*	649,619
2,445	Colombier Acquisition Corp. – Class A*	24,768
30,000	Conyers Park III Acquisition Corp. – Class A*	303,300
626	Crescera Capital Acquisition Corp. – Class A*,9	6,542
1,764	Deep Medicine Acquisition Corp. – Class A*	18,698
9,833	Denali Capital Acquisition Corp. – Class A*,9	102,951
31,924	Distoken Acquisition Corp.*,9	324,667
698	dMY Technology Group, Inc. VI – Class A	7,067
592	Enterprise 4.0 Technology Acquisition Corp. – Class A*,9	6,186
12,228	Everest Consolidator Acquisition Corp. – Class A*	127,171
14,699	ExcelFin Acquisition Corp. – Class A*	152,723
19,844	FG Merger Corp.*	206,378
1,060	Finnovate Acquisition Corp. – Class A*,9	11,056
20,000	Focus Impact Acquisition Corp. – Class A*	207,400
20,000	FutureTech II Acquisition Corp. – Class A*	209,000
1,455	G Squared Ascend II, Inc. – Class A*,9	15,001
1,763	Globalink Investment, Inc.*	18,300
1,582	Goldenbridge Acquisition Ltd.*,9	16,975

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	SPECIFIED PURPOSE ACQUISITIONS (Continued)
29,037	Gores Holdings IX, Inc. – Class A*	$292,693
2,885	Graf Acquisition Corp. IV*	29,225
782	Green Visor Financial Technology Acquisition Corp. I – Class A*,9	8,227
1,764	Growth For Good Acquisition Corp. – Class A*,9	18,046
12,288	GSR II Meteora Acquisition Corp.	125,460
19,983	Hainan Manaslu Acquisition Corp.*,9	206,624
20,882	Innovative International Acquisition Corp. – Class A*,9	220,514
1,962	Integrated Rail and Resources Acquisition Corp. – Class A*	20,562
2,354	Integrated Wellness Acquisition Corp. – Class A*,9	24,081
42,544	Jaws Hurricane Acquisition Corp. – Class A*	432,247
56,469	Jaws Juggernaut Acquisition Corp. – Class A*,9	577,678
1,241	Jupiter Wellness Acquisition Corp. – Class A*	13,093
1,748	Kairous Acquisition Corp. Ltd.*,9	18,634
1,069	Khosla Ventures Acquisition Co. III – Class A*	10,850
55,746	Lakeshore Acquisition II Corp.*,9	584,218
2,764	LAMF Global Ventures Corp. I – Class A*,9	28,884
48,410	LAVA Medtech Acquisition Corp. – Class A*	504,916
584	Learn CW Investment Corp. – Class A*,9	5,998
11,354	LF Capital Acquisition Corp. II – Class A*	119,217
1,182	M3-Brigade Acquisition III Corp. – Class A*	12,198
2,122	Mercato Partners Acquisition Corp. – Class A*	22,111
2,256	Monterey Bio Acquisition Corp.*	23,981
1,689	Mountain Crest Acquisition Corp. V*	17,295
12,184	Nabors Energy Transition Corp. – Class A*	127,932
27,670	Newbury Street Acquisition Corp.*	283,617
2,282	Nocturne Acquisition Corp.*,9	24,805
2,885	OceanTech Acquisitions I Corp. – Class A*	30,725
1,750	OPY Acquisition Corp. I – Class A*	17,657
2,500	Orion Biotech Opportunities Corp. – Class A*,9	25,575
15,561	Papaya Growth Opportunity Corp. I – Class A*	161,990
720	Post Holdings Partnering Corp. – Class A*	7,286
2,346	Project Energy Reimagined Acquisition Corp. – Class A*,9	23,953
294	Pyrophyte Acquisition Corp. – Class A*,9	3,088
20,023	Redwoods Acquisition Corp.*	206,838
19,239	RF Acquisition Corp. – Class A*	198,162
2,478	ROC Energy Acquisition Corp.*	25,846
1,666	Roth CH Acquisition V Corp.*	17,193
52,326	Screaming Eagle Acquisition Corp. – Class A*,9	531,109

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	SPECIFIED PURPOSE ACQUISITIONS (Continued)
60,000	SHUAA Partners Acquisition Corp. I – Class A*,9	$628,800
2,760	Sizzle Acquisition Corp.*	28,814
888	SportsMap Tech Acquisition Corp.*	9,235
4,204	Spree Acquisition Corp. I Ltd. – Class A*,9	43,806
62,852	Sustainable Development Acquisition I Corp. – Class A*	634,177
20,000	Talon 1 Acquisition Corp. – Class A*,9	211,000
1,896	Tastemaker Acquisition Corp. – Class A*	19,624
852	TG Venture Acquisition Corp. – Class A*	8,818
22,243	TPG Pace Beneficial II Corp.*,3,9	221,765
2,558	Trine II Acquisition Corp. – Class A*,9	26,757
2,396	Tristar Acquisition I Corp. – Class A*,9	24,751
838	Vahanna Tech Edge Acquisition I Corp. – Class A*,9	8,774
3,680	Welsbach Technology Metals Acquisition Corp.*	38,198
3,044	Worldwide Webb Acquisition Corp. – Class A*,9	31,505
		12,998,320
	WIRELESS EQUIPMENT – 0.0%
3,508	Maxar Technologies, Inc.	179,118
	TOTAL COMMON STOCKS (Cost $14,562,524)	14,686,506
Principal Amount
	CORPORATE BONDS – 0.5%
	INVESTMENT COMPANIES – 0.5%
$1,135,377	Blackstone Private Credit Fund 2.63%, 12/15/20262	955,033
490,000	3.25%, 3/15/20272	416,453
1,000,000	Golub Capital BDC, Inc. 3.37%, 4/15/20242	961,681
	Owl Rock Capital Corp.
1,000,000	3.40%, 7/15/20262	883,696
500,000	2.87%, 6/11/20282	405,213
158,000	OWL Rock Core Income Corp. 7.75%, 9/16/20271,2	154,810
	VENTURE CAPITAL – 0.0%
312,000	Hercules Capital, Inc. 3.38%, 1/20/20272	268,035
	TOTAL CORPORATE BONDS (Cost $4,012,094)	4,044,921

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2023

Number of Shares		Value
	MUTUAL FUNDS – 5.0%
1,436,656	Driehaus Event Driven Fund	$17,326,069
1,515,655	Glenmede Secured Options Portfolio – Class Institutional*	19,248,823
	TOTAL MUTUAL FUNDS (Cost $38,000,000)	36,574,892
	PRIVATE INVESTMENT FUNDS – 24.1%
N/A11	DSC Meridian Credit Opportunities Onshore Fund LP*	13,840,691
N/A11	Eisler Capital Multi Strategy Fund LP*	22,930,559
N/A11	Hudson Bay Fund LP*	9,149,523
N/A11	Linden Investors LP*	11,679,280
N/A11	Nuveen Real Estate U.S. Cities Industrial Fund LP*,5	9,182,291
N/A11	Nuveen Real Estate U.S. Cities Multifamily Fund LP*,5	9,233,766
N/A11	Oak Street Real Estate Capital Net Lease Property Fund LP	20,287,145
N/A11	Pender Capital Asset Based Lending Fund I LP	35,500,000
N/A11	Point72 Capital LP*	17,189,029
N/A11	Rivernorth Capital Partners LP*	12,006,892
N/A11	Seer Capital Partners Fund LP*	2,718,983
N/A11	Walleye Opportunities Fund LP*	12,980,330
	TOTAL PRIVATE INVESTMENT FUNDS (Cost $169,171,900)	176,698,489
	REAL ESTATE INVESTMENT TRUSTS – 9.0%
	REAL ESTATE – 9.0%
686,379	Bailard Real Estate Investment Trust LP5	23,783,021
753,940	Invesco Real Estate Income Trust, Inc. – Class I5	22,894,150
1,439,175	Jones Lang LaSalle Income Property Trust, Inc. – Class M-I	19,817,440
		66,494,611
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $63,013,030)	66,494,611

	RIGHTS – 0.0%
481	ABIOMED, Inc., Expiration Date: June 29, 2023*,3,5	491
2,076	Accretion Acquisition Corp., Expiration Date: May 16, 2023*	195
4,393	AIB Acquisition Corp., Expiration Date: May 11, 2023*,9	659
1,489	Alpha Star Acquisition Corp., Expiration Date: April 18, 2023*,9	147
1,050	Arisz Acquisition Corp., Expiration Date: August 17, 2023*	91
1,778	Blockchain Moon Acquisition Corp., Expiration Date: April 13, 2023*	91
2,874	Blue Safari Group Acquisition Corp., Expiration Date: December 8, 2023*,9	1,552
1,207	Breeze Holdings Acquisition Corp., Expiration Date: May 24, 2027*	169
1,299	Brilliant Acquisition Corp., Expiration Date: May 16, 2023*,9	187
1,764	Deep Medicine Acquisition Corp., Expiration Date: June 22, 2023*	247

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2023

Number of Shares		Value

	RIGHTS (Continued)
31,924	Distoken Acquisition Corp., Expiration Date: April 29, 2023*,9	$4,150
923	Edoc Acquisition Corp., Expiration Date: May 10, 2023*,9	178
1,765	Financial Strategies Acquisition Corp., Expiration Date: April 19, 2023*	185
1,763	Globalink Investment, Inc., Expiration Date: September 21, 2023*	116
1,582	Goldenbridge Acquisition Ltd., Expiration Date: October 27, 2025*,9	717
1,764	Growth For Good Acquisition Corp., Expiration Date: May 10, 2023*,9	318
768	GSR II Meteora Acquisition Corp., Expiration Date: April 27, 2023*	653
19,983	Hainan Manaslu Acquisition Corp., Expiration Date: November 14, 2023*,9	4,376
1,241	Jupiter Wellness Acquisition Corp., Expiration Date: June 5, 2023*	496
1,748	Kairous Acquisition Corp. Ltd., Expiration Date: May 23, 2023*,9	264
55,746	Lakeshore Acquisition II Corp., Expiration Date: June 11, 2023*,9	11,707
20,035	Metal Sky Star Acquisition Corp., Expiration Date: April 29, 2023*,9	3,005
1,689	Mountain Crest Acquisition Corp. V, Expiration Date: April 29, 2023*	343
2,282	Nocturne Acquisition Corp., Expiration Date: April 5, 2023*,9	297
3,780	NorthView Acquisition Corp., Expiration Date: September 19, 2023*	643
20,023	Redwoods Acquisition Corp., Expiration Date: June 29, 2023*	2,002
19,239	RF Acquisition Corp., Expiration Date: June 29, 2023*	2,886
2,478	ROC Energy Acquisition Corp., Expiration Date: May 15, 2023*	805
1,805	Viveon Health Acquisition Corp., Expiration Date: January 31, 2024*	90
3,680	Welsbach Technology Metals Acquisition Corp., Expiration Date: May 11, 2023*	626
	TOTAL RIGHTS (Cost $491)	37,686
	UNITS – 0.5%
	SPECIFIED PURPOSE ACQUISITIONS – 0.5%
19,429	Alphatime Acquisition Corp.*,9	202,256
24,475	AlphaVest Acquisition Corp.*,9	254,540
1	Apeiron Capital Investment Corp.*	7
19,609	Aquaron Acquisition Corp.*	203,541
1,182	Ault Disruptive Technologies Corp.*	12,364
2,938	Battery Future Acquisition Corp.*,9	30,790
16,328	Bellevue Life Sciences Acquisition Corp.*	168,342
824	BioPlus Acquisition Corp.*,9	8,635
3,089	Blue Ocean Acquisition Corp.*,9	32,311
2,069	Bullpen Parlay Acquisition Co.*,9	21,621
19,672	dMY Squared Technology Group, Inc.*	204,195
20,295	Elliott Opportunity II Corp.*,9	207,618

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2023

Number of Shares		Value
	UNITS (Continued)
	SPECIFIED PURPOSE ACQUISITIONS (Continued)
2,938	EVe Mobility Acquisition Corp.*,9	$30,731
23,908	Goldenstone Acquisition Ltd.*	248,643
1,348	Healthcare AI Acquisition Corp.*,9	14,127
19,947	Horizon Space Acquisition I Corp.*,9	207,648
14,391	Hudson Acquisition I Corp.*	148,083
10,018	Israel Acquisitions Corp.*,9	103,586
1,765	Jackson Acquisition Co.*	18,162
25,305	Mars Acquisition Corp.*,9	261,654
18,409	Plutonian Acquisition Corp.*	192,190
9,699	Pono Capital Three, Inc.*,9	99,027
3,529	Power & Digital Infrastructure Acquisition II Corp.*	36,349
1,833	PROOF Acquisition Corp. I*	18,990
19,479	Qomolangma Acquisition Corp.*	203,556
1,764	Sculptor Acquisition Corp. I*,9	18,381
1,763	Southport Acquisition Corp.*	19,164
1,649	ST Energy Transition I Ltd.*,9	17,216
1,763	Swiftmerge Acquisition Corp.*,9	17,401
15,965	TenX Keane Acquisition*,9	168,111
27,573	Trailblazer Merger Corp. I*	278,212
2,479	UTA Acquisition Corp.*,9	25,955
		3,473,406
	TOTAL UNITS (Cost $3,352,333)	3,473,406
	WARRANTS – 0.2%
68	7GC & Co. Holdings, Inc., Expiration Date: December 31, 2026*	7
1,038	Accretion Acquisition Corp., Expiration Date: March 1, 2028*	36
1,456	Ace Global Business Acquisition Ltd., Expiration Date: December 31, 2027*,9	58
1,774	Achari Ventures Holdings Corp. I, Expiration Date: October 15, 2026*	76
274	Advantage Capital Holdings, LLC, Expiration Date: January 28, 2025*,5	717,735
15	African Gold Acquisition Corp., Expiration Date: March 13, 2028*,5,9	0
2,247	Agba Acquisition Ltd., Expiration Date: May 10, 2024*,9	67
1,489	Alpha Star Acquisition Corp., Expiration Date: December 13, 2026*,9	20
1,165	ALSP Orchid Acquisition Corp. I, Expiration Date: November 30, 2028*,9	45
733	AltEnergy Acquisition Corp., Expiration Date: November 2, 2028*	59
46	Altitude Acquisition Corp., Expiration Date: November 30, 2027*	2

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2023

Number of Shares		Value
	WARRANTS (Continued)
862	American Acquisition Opportunity, Inc., Expiration Date: May 28, 2026*	$26
22,500	Amprius Technologies, Inc., Expiration Date: September 14, 2027*	11,250
97	Apeiron Capital Investment Corp., Expiration Date: June 24, 2023*	5
4,300	Apollo Strategic Growth Capital II, Expiration Date: December 31, 2027*,9	420
232	Appreciate Holdings, Inc., Expiration Date: November 29, 2027*	5
17,376	Ares Acquisition Corp., Expiration Date: December 31, 2027*,9	15,291
902	Aries I Acquisition Corp., Expiration Date: May 7, 2023*,5,9	0
1,050	Arisz Acquisition Corp., Expiration Date: November 16, 2026*	37
522	Atlantic Coastal Acquisition Corp. II, Expiration Date: June 2, 2028*	25
2,223	Avalon Acquisition, Inc., Expiration Date: December 31, 2026*	200
47	B. Riley Principal 250 Merger Corp., Expiration Date: December 31, 2027*	3
1,658	Better World Acquisition Corp., Expiration Date: November 15, 2027*	183
1,797	Black Mountain Acquisition Corp., Expiration Date: October 15, 2027*	121
195	Blockchain Coinvestors Acquisition Corp. I, Expiration Date: November 1, 2028*,9	22
1,778	Blockchain Moon Acquisition Corp., Expiration Date: October 14, 2026*	32
1,207	Breeze Holdings Acquisition Corp., Expiration Date: May 25, 2027*	75
296	Bridger Aerospace Group Holdings, Inc., Expiration Date: January 25, 2028*	53
389	Brilliant Acquisition Corp., Expiration Date: December 31, 2025*,9	5
1,466	Cactus Acquisition Corp. I Ltd., Expiration Date: July 20, 2023*,9	73
419	Cardio Diagnostics Holdings, Inc., Expiration Date: December 1, 2026*	122
117	CC Neuberger Principal Holdings III, Expiration Date: December 31, 2027*,9	24
45	CF Acquisition Corp. IV, Expiration Date: December 14, 2025*	4
430	CF Acquisition Corp. VIII, Expiration Date: December 31, 2027*	24
5,472	Churchill Capital Corp. V, Expiration Date: October 29, 2027*	1,022
12,581	Churchill Capital Corp. VI, Expiration Date: December 31, 2027*	1,384
12,813	Churchill Capital Corp. VII, Expiration Date: February 29, 2028*	1,570
2,030	Coeptis Therapeutics Holdings, Expiration Date: October 31, 2025*	299
815	Colombier Acquisition Corp., Expiration Date: December 31, 2028*	176
968	Comera Life Sciences Holdings, Inc., Expiration Date: May 19, 2027*	54
3,920	Compute Health Acquisition Corp., Expiration Date: December 31, 2027*	1,568
117	Corner Growth Acquisition Corp., Expiration Date: December 31, 2027*,9	10

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2023

Number of Shares		Value
	WARRANTS (Continued)
935	Corner Growth Acquisition Corp. 2, Expiration Date: June 17, 2026*,9	$65
313	Crescera Capital Acquisition Corp., Expiration Date: April 20, 2028*,9	25
341	CXApp, Inc., Expiration Date: December 15, 2025*	15
2,151	Data Knights Acquisition Corp., Expiration Date: December 31, 2028*	56
9,833	Denali Capital Acquisition Corp., Expiration Date: April 7, 2027*,9	501
310	DHC Acquisition Corp., Expiration Date: December 31, 2027*,9	11
637	Digital Health Acquisition Corp., Expiration Date: October 14, 2023*	57
31,924	Distoken Acquisition Corp., Expiration Date: March 30, 2028*,9	1,277
349	dMY Technology Group, Inc. VI, Expiration Date: June 25, 2023*	28
534	Dune Acquisition Corp., Expiration Date: October 29, 2027*	32
789	East Resources Acquisition Co., Expiration Date: July 1, 2027*	103
880	Edify Acquisition Corp., Expiration Date: December 31, 2027*	26
923	Edoc Acquisition Corp., Expiration Date: November 30, 2027*,9	19
351	EdtechX Holdings Acquisition Corp. II, Expiration Date: June 15, 2027*	10
296	Enterprise 4.0 Technology Acquisition Corp., Expiration Date: September 24, 2023*,9	12
470	Eucrates Biomedical Acquisition Corp., Expiration Date: December 14, 2025*,9	16
1,464	Euda Health Holdings Ltd., Expiration Date: September 24, 2026*,9	176
484	Eve Holding, Inc., Expiration Date: October 8, 2025*	196
460	Everest Consolidator Acquisition Corp., Expiration Date: July 19, 2028*	23
296	ExcelFin Acquisition Corp., Expiration Date: July 5, 2023*	15
428	FAST Acquisition Corp. II, Expiration Date: March 16, 2026*	118
14,883	FG Merger Corp., Expiration Date: June 17, 2027*	752
1,765	Financial Strategies Acquisition Corp., Expiration Date: March 31, 2028*	62
795	Finnovate Acquisition Corp., Expiration Date: September 30, 2026*,9	15
118	Flame Acquisition Corp., Expiration Date: December 31, 2028*	67
2,109	Forafric Global PLC, Expiration Date: June 9, 2027*,9	1,413
1,228	FOXO Technologies, Inc., Expiration Date: August 1, 2027*	39
6,825	Fusion Acquisition Corp. II, Expiration Date: December 31, 2027*	78
485	G Squared Ascend II, Inc., Expiration Date: December 31, 2026*,9	13
826	Games & Esports Experience Acquisition Corp., Expiration Date: October 21, 2028*,9	56
1,177	Genesis Growth Tech Acquisition Corp., Expiration Date: May 19, 2028*,9	20
53	Getaround, Inc., Expiration Date: March 9, 2026*	2
280,000	Glass House Brands, Inc., Expiration Date: January 15, 2026*,9	112,000
1,763	Globalink Investment, Inc., Expiration Date: December 3, 2026*	18

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2023

Number of Shares		Value
	WARRANTS (Continued)
71	Golden Falcon Acquisition Corp., Expiration Date: November 4, 2026*	$17
1,582	Goldenbridge Acquisition Ltd., Expiration Date: October 28, 2025*,9	76
9,679	Gores Holdings IX, Inc., Expiration Date: January 14, 2029*	2,226
1,266	Gorilla Technology Group, Inc., Expiration Date: July 14, 2027*,9	304
577	Graf Acquisition Corp. IV, Expiration Date: May 31, 2028*	81
391	Green Visor Financial Technology Acquisition Corp. I, Expiration Date: May 8, 2023*,9	27
882	Growth For Good Acquisition Corp., Expiration Date: November 12, 2026*,9	84
12,288	GSR II Meteora Acquisition Corp., Expiration Date: July 22, 2023*	510
19,983	Hainan Manaslu Acquisition Corp., Expiration Date: January 31, 2029*,9	601
2,424	Hub Cyber Security Ltd., Expiration Date: February 27, 2028*,9	303
1,235,429	IFit, Expiration Date: February 24, 3030*,5	0
441	Innovative International Acquisition Corp., Expiration Date: July 1, 2028*,9	26
981	Integrated Rail and Resources Acquisition Corp., Expiration Date: May 21, 2023*	259
1,177	Integrated Wellness Acquisition Corp., Expiration Date: October 31, 2028*,9	1,120
105	Intelligent Medicine Acquisition Corp., Expiration Date: November 5, 2026*	5
59	InterPrivate III Financial Partners, Inc., Expiration Date: December 31, 2027*	6
10,636	Jaws Hurricane Acquisition Corp., Expiration Date: June 11, 2026*	1,649
23,278	Jaws Mustang Acquisition Corp., Expiration Date: January 30, 2026*,9	2,530
874	Kairous Acquisition Corp. Ltd., Expiration Date: September 15, 2026*,9	66
870	Kingswood Acquisition Corp., Expiration Date: May 1, 2027*	28
27,873	Lakeshore Acquisition II Corp., Expiration Date: November 18, 2026*,9	836
1,382	LAMF Global Ventures Corp. I, Expiration Date: November 11, 2026*,9	44
292	Learn CW Investment Corp., Expiration Date: December 31, 2028*,9	7
526	LF Capital Acquisition Corp. II, Expiration Date: January 7, 2026*	78
394	M3-Brigade Acquisition III Corp., Expiration Date: May 11, 2023*	142
314	Malacca Straits Acquisition Co., Ltd., Expiration Date: June 30, 2027*,9	31
479	Maquia Capital Acquisition Corp., Expiration Date: December 31, 2027*	9
1,061	Mercato Partners Acquisition Corp., Expiration Date: December 28, 2026*	101
20,035	Metal Sky Star Acquisition Corp., Expiration Date: April 1, 2027*,9	801
940	MicroAlgo, Inc., Expiration Date: December 31, 2027*,9	11

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2023

Number of Shares		Value
	WARRANTS (Continued)
2,925	MicroCloud Hologram, Inc., Expiration Date: January 31, 2028*,9	$287
2,256	Monterey Bio Acquisition Corp., Expiration Date: June 7, 2023*	61
142	Moringa Acquisition Corp., Expiration Date: February 10, 2026*,9	13
770	MSP Recovery, Inc., Expiration Date: February 14, 2026*	685
1,265	MultiMetaVerse Holdings Ltd., Expiration Date: March 15, 2027*,9	65
842	Nabors Energy Transition Corp., Expiration Date: November 17, 2026*	161
239	Near Intelligence, Inc., Expiration Date: July 8, 2027*	32
1,335	Newbury Street Acquisition Corp., Expiration Date: December 31, 2027*	60
593	Newcourt Acquisition Corp., Expiration Date: April 12, 2028*,9	17
237	Noble Rock Acquisition Corp., Expiration Date: December 31, 2027*,9	19
1,890	NorthView Acquisition Corp., Expiration Date: August 2, 2027*	142
2,885	OceanTech Acquisitions I Corp., Expiration Date: May 10, 2026*	183
1,144	OmniLit Acquisition Corp., Expiration Date: November 8, 2026*	29
277	Onyx Acquisition Co. I, Expiration Date: November 30, 2028*,9	30
1,764	OPY Acquisition Corp. I, Expiration Date: April 8, 2023*	265
500	Orion Biotech Opportunities Corp., Expiration Date: December 31, 2027*,9	35
1,438	Osiris Acquisition Corp., Expiration Date: May 1, 2028*	173
522	Papaya Growth Opportunity Corp. I, Expiration Date: December 31, 2028*	21
323	Phoenix Biotech Acquisition Corp., Expiration Date: September 1, 2026*	16
1	Pivotal Investment Corp. III, Expiration Date: December 31, 2027*	0
240	Post Holdings Partnering Corp., Expiration Date: April 12, 2026*	36
479	Prenetics Global Ltd., Expiration Date: May 17, 2027*,9	35
1,990	Presto Automation, Inc., Expiration Date: September 21, 2027*	80
14,925	Priveterra Acquisition Corp., Expiration Date: December 31, 2027*	763
235	Progress Acquisition Corp., Expiration Date: December 31, 2027*	10
1,173	Project Energy Reimagined Acquisition Corp., Expiration Date: December 31, 2028*,9	84
873	ProSomnus, Inc., Expiration Date: April 20, 2028*	87
147	Pyrophyte Acquisition Corp., Expiration Date: December 17, 2023*,9	13
20,023	Redwoods Acquisition Corp., Expiration Date: March 15, 2027*	1,001
19,239	RF Acquisition Corp., Expiration Date: May 1, 2028*	577
833	Roth CH Acquisition V Co., Expiration Date: December 10, 2026*	38
17,442	Screaming Eagle Acquisition Corp., Expiration Date: December 15, 2027*,9	3,837
106	Semper Paratus Acquisition Corp., Expiration Date: November 4, 2026*,9	5

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2023

Number of Shares		Value
	WARRANTS (Continued)
11,426	Senior Connect Acquisition Corp. I, Expiration Date: December 31, 2027*	$351
30,000	SHUAA Partners Acquisition Corp. I, Expiration Date: March 2, 2027*,9	4,500
1,380	Sizzle Acquisition Corp., Expiration Date: March 12, 2026*	469
1,698	SMX Security Matters PLC, Expiration Date: March 7, 2028*,9	85
1,255	Southland Holdings, Inc., Expiration Date: September 1, 2026*	991
666	SportsMap Tech Acquisition Corp., Expiration Date: September 1, 2027*	20
2,102	Spree Acquisition Corp. 1 Ltd., Expiration Date: December 22, 2028*,9	56
670,686	Stronghold Digital Mining, Inc., Expiration Date: February 24, 3030*,5	356,157
31,426	Sustainable Development Acquisition I Corp., Expiration Date: December 31, 2028*	2,514
62	Tailwind International Acquisition Corp., Expiration Date: March 1, 2028*,9	1
948	Tastemaker Acquisition Corp., Expiration Date: December 31, 2025*	147
852	TG Venture Acquisition Corp., Expiration Date: August 13, 2023*	36
58	TKB Critical Technologies 1, Expiration Date: October 29, 2028*,9	8
166	TLGY Acquisition Corp., Expiration Date: January 14, 2028*,9	10
1,279	Trine II Acquisition Corp., Expiration Date: December 31, 2027*,9	13
1,198	Tristar Acquisition I Corp., Expiration Date: December 31, 2028*,9	119
126	Twelve Seas Investment Co. II, Expiration Date: March 2, 2028*	6
419	Vahanna Tech Edge Acquisition I Corp., Expiration Date: November 30, 2028*,9	16
1,805	Viveon Health Acquisition Corp., Expiration Date: December 31, 2027*	27
1,522	Worldwide Webb Acquisition Corp., Expiration Date: October 20, 2026*,9	119
519	ZeroFox Holdings, Inc., Expiration Date: June 1, 2027*	42
2,673	ZyVersa Therapeutics, Inc., Expiration Date: December 20, 2026*,5	187
	TOTAL WARRANTS (Cost $845,271)	1,256,216
	SHORT-TERM INVESTMENTS – 14.9%
109,706,323	Morgan Stanley Institutional Liquidity Fund – Government Portfolio – Institutional Class, 4.66%12	109,706,323
	TOTAL SHORT-TERM INVESTMENTS (Cost $109,706,323)	109,706,323
	TOTAL INVESTMENTS – 103.9% (Cost $759,841,541)	762,588,785
	Liabilities in Excess of Other Assets – (3.9)%	(28,279,562)
	TOTAL NET ASSETS – 100.0%	$734,309,223

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2023

Number of Shares		Value
	SECURITIES SOLD SHORT – (0.0)%
	COMMON STOCKS – (0.0)%
	COMMERCIAL BANKS-WESTERN US – (0.0)%
(1)	Columbia Banking System, Inc.	$(21)
	S & L/THRIFTS-EASTERN US – (0.0)%
(13,954)	Provident Financial Services, Inc.	(267,638)
	TOTAL COMMON STOCKS (Proceeds $326,482)	(267,659)
	TOTAL SECURITIES SOLD SHORT (Proceeds $326,482)	$(267,659)

LLC – Limited Liability Company
LP – Limited Partnership
PLC – Public Limited Company
* Non-income producing security.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $75,985,293, which represents 10.35% of the total net assets of the Fund.
2 Callable.
3 All or a portion of this security is segregated as collateral for securities sold short. The market value of the securities pledged as collateral was $3,499,962, which represents 0.48% of the total net assets of the Fund.
4 Variable rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
5 Level 3 securities fair valued under procedures established by the Board of Trustees, represents 24.35% of Total Net Assets. The total value of these securities is $178,833,108.
6 Floating rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
7 Payment-in-kind interest is generally paid by issuing additional par of the security rather than paying cash.
8 All or a portion of this investment is a holding of FTAOF Cayman Sub1 Ltd.
9 Foreign security denominated in U.S. Dollars.
10 Amount represents less than 0.5 shares.
11 Investment does not issue shares.
12 The rate is the annualized seven-day yield at period end.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2023

Securities With Restrictions On Redemptions	Redemptions Permitted	Redemption Notice Period	Cost	Fair Value	Original Acquisition Date
Apollo Diversified Credit Fund – Class Ia	Quarterly	14 Days	$539,311	$468,799	8/9/2021
Bailard Real Estate Investment Trust LPb	Quarterly	30 Days	21,400,000	23,783,021	12/28/2018
BC Partners Lending Corp.b	Not Permitted	N/A	7,500,000	7,422,799	3/6/2023
Cliffwater Corporate Lending Fund – Class Ia	Quarterly	14 Days	21,543,011	22,264,179	8/4/2020
Cliffwater Enhanced Lending Fund – Class Ia	Quarterly	14 Days	36,000,000	36,639,913	4/26/2022
DSC Meridian Credit Opportunities Onshore Fund LPb	Quarterlyc	65 Days	12,950,000	13,840,691	10/1/2018
Eisler Capital Multi Strategy Fund LPb	Quarterlyc	65 Days	22,500,000	22,930,559	12/1/2022
Hudson Bay Fund LPb	Quarterlyc	65 Days	8,500,000	9,149,523	4/1/2021
Invesco Dynamic Credit Opportunity Fund – Class AXa	Quarterly	15 Days	374,845	363,352	10/19/2021
Invesco Real Estate Income Trust, Inc. – REIT	Monthly	30 Days	24,000,000	22,894,150	6/1/2022
Linden Investors LPb	Quarterlyd	65 Days	10,250,000	11,679,280	10/1/2018
Nuveen Real Estate U.S. Cities Industrial Fund LPb	Quarterly	45 Days	10,000,000	9,182,291	10/3/2022
Nuveen Real Estate U.S. Cities Multifamily Fund LPb	Quarterly	45 Days	10,000,000	9,233,766	4/1/2022
Oak Street Real Estate Capital Net Lease Property Fund LPb	Quarterly	60 Days	20,000,000	20,287,145	1/25/2022
Opportunistic Credit Interval Fund – Class Ia	Quarterly	30 Days	1,928,000	2,230,261	8/16/2022
Palmer Square Opportunistic Income Funda	Quarterly	14 Days	12,800,000	11,466,490	10/2/2018
PalmerSquare Capital BDC, Inc.b	Not Permitted	N/A	7,500,000	7,500,000	2/28/2023
Pender Capital Asset Based Lending Fund I LPb	Quarterly	90 Days	35,516,533	35,500,000	8/16/2019
Point72 Capital LPb	Quarterlyc	45 Days	15,030,367	17,189,029	4/24/2019
Pomona Investment Fund LPa	Quarterly	75 Days	12,616,015	17,037,610	10/1/2018
RiverNorth Capital Partners LPb	Quarterlyd	65 Days	11,500,000	12,006,892	6/1/2022
Seer Capital Partners Fund LPb	Not Permitted	N/A	2,000,000	2,718,983	9/29/2021
StepStone Private Markets – Class Ia	Quarterly	35 Days	16,157,916	19,326,031	3/26/2021
Walleye Opportunities Fund LPb	Monthlyd	30 Days	10,925,000	12,980,330	12/3/2018
Totals			$331,530,998	$348,095,094

a The Closed-End Fund can institute a gate provision on redemptions at the fund level of 5% of the fair value of the investment in the Closed-End Fund.
b Securities generally offered in private placement transactions and as such are illiquid and generally restricted as to resale.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2023

c The Private Investment Fund can institute a gate provision on redemptions at the investor level of 25% of the fair value of the investment in the Private Investment Fund.
d The Private Investment Fund can institute a gate provision on redemptions at the fund level of 15 – 25% of the fair value of the investment in the Private Investment Fund.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2023

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Sale Contracts	Counterparty	Currency Exchange	Currency Amount Sold	Value At Settlement Date	Value At March 31, 2023	Unrealized Appreciation (Depreciation)
Euro	BNP Paribas	EUR per USD	(31,619,000)	$(34,541,146)	$(35,110,113)	$(568,967)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS				$(34,541,146)	$(35,110,113)	$(568,967)
EUR – Euro
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED SUMMARY OF INVESTMENTS*
As of March 31, 2023

Security Type/Sector	Percent of Total Net Assets
Asset-Backed Securities	16.9%
Bank Loans	12.2%
Closed-End Funds	17.0%
Collateralized Mortgage Obligations	1.6%
Common Stocks
Specified Purpose Acquisitions	1.8%
Medical-Biomedical/Generics	0.1%
Applications Software	0.1%
Appliances	0.0%
Aerospace/Defense-Equipment	0.0%
Commercial Banks-Southern US	0.0%
Commercial Banks-Eastern US	0.0%
Commercial Services-Finance	0.0%
Broadcast Services/Programs	0.0%
Wireless Equipment	0.0%
Medical Labs & Testing Services	0.0%
Entertainment Software	0.0%
Total Common Stocks	2.0%
Corporate Bonds
Investment Companies	0.5%
Venture Capital	0.0%
Total Corporate Bonds	0.5%
Mutual Funds	5.0%
Private Investment Funds	24.1%
Real Estate Investment Trusts	9.0%
Rights	0.0%
Units
Specified Purpose Acquisitions	0.5%
Warrants	0.2%
Short-Term Investments	14.9%
Total Investments	103.9%
Liabilities in Excess of Other Assets	(3.9)%
Total Net Assets	100.0%

* This table does not include securities sold short. Please refer to the Consolidated Schedule of Investments for information on securities sold short.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2023

Assets:
Investments, at value (cost $759,841,541)	$762,588,785
Cash	684,966
Cash deposited with broker	423,809
Receivables:
Investment securities sold	910,665
Fund shares sold	10,510,082
Dividends and interest	2,764,560
Prepaid expenses	65,847
Total assets	777,948,714
Liabilities:
Securities sold short, at value (proceeds $326,482)	267,659
Foreign currency due to custodian, at value (proceeds $4,004,903)	4,008,242
Payables:
Unrealized appreciation on forward foreign currency exchange contracts	568,967
Investment securities purchased	16,599,717
Fund shares redeemed	21,475,140
Advisory fees	470,641
Fund services fees	100,954
Distribution fees (Note 3)	72,279
Auditing fees	16,571
Tax services fees	7,151
Accrued other expenses	52,170
Total liabilities	43,639,491
Net Assets	$734,309,223
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES — Continued
As of March 31, 2023

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$739,905,936
Total accumulated deficit	(5,596,713)
Net Assets	$734,309,223
Maximum Offering Price per Share:
Class A Shares
Net assets applicable to shares outstanding	$1,388,301
Shares of common stock issued and outstanding	53,448
Net asset value per share	$25.97
Maximum sales charge (4.50% of offering price)*	1.17
Maximum offer price to public	$27.14
Class I Shares
Net assets applicable to shares outstanding	$732,920,922
Shares of common stock issued and outstanding	27,879,528
Net asset value per share	$26.29

* Investors in Class A Shares may be charged a sales charge of up to 4.50% of the subscription amount. For Class A Shares, no sales charge applies on investments of $250,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.25% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 12 months of the date of purchase. Prior to February 24, 2023, the maximum sales charge for investors in Class A shares was 5.75% of the subscription amount and there was no CDSC for Class A shares.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2023

Investment Income:
Dividends	$8,401,854
Interest	21,176,302
Total investment income	29,578,156
Expenses:
Advisory fees	4,622,364
Distribution fees (Note 3)	572,386
Fund services expense	525,838
Legal fees	254,441
Interest expense (see Note 12)	146,840
Shareholder reporting fees	107,691
Trustees’ fees and expenses	75,692
Registration fees	67,594
Auditing fees	50,696
Miscellaneous	45,612
Excise tax expense	41,145
Chief Compliance Officer fees	34,017
Unused line of credit fees	24,139
Insurance fees	18,845
Dividends on securities sold short	10,239
Tax services fees	7,151
Commitment fee	5,448
Interest on securities sold short	5,098
Total expenses	6,615,236
Advisory fees waived	(299,814)
Net expenses	6,315,422
Net investment income	23,262,734
Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Forward Contracts, Distributions and Foreign Currency
Net realized gain (loss) on:
Investments	86,726
Securities sold short	(24)
Foreign currency transactions	30,617
Distributions of long-term realized gains from regulated investment companies	474,367
Net realized gain	591,686
Net change in unrealized appreciation/depreciation on:
Investments	(12,593,240)
Securities sold short	58,900
Forward contracts	(780,369)
Foreign currency translations	(16,469)
Net change in unrealized appreciation/depreciation	(13,331,178)
Net realized and unrealized loss on investments, securities sold short, forward contracts, distributions and foreign currency	(12,739,492)
Net Increase in Net Assets from Operations	$10,523,242
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$23,262,734	$6,779,501
Net realized gain (loss) on investments, securities sold short, distributions from regulated investment companies, and foreign currency	591,686	3,663,231
Net change in unrealized appreciation/depreciation on investments, securities sold short, forward contracts, distributions from regulated investment companies and foreign currency	(13,331,178)	8,336,801
Net increase (decrease) in net assets resulting from operations	10,523,242	18,779,533
Distributions to Shareholders:
Distributions:
Class A	(22,358)	(39)
Class I	(33,477,624)	(12,292,666)
Total distributions to shareholders	(33,499,982)	(12,292,705)
Capital Transactions:
Net proceeds from shares sold:
Class A	1,393,570	1,000
Class I	507,371,008	233,877,451
Reinvestment of distributions:
Class A	9,857	39
Class I	8,635,712	2,421,654
Cost of shares redeemed:
Class A	(8,471)	—
Class I	(96,646,499)	(27,719,707)
Net increase from payments by affiliates (Note 3)
Class A	37	—
Class I	63,879	—
Net increase in net assets from capital transactions	420,819,093	208,580,437
Total increase in net assets	397,842,353	215,067,265
Net Assets:
Beginning of period	336,466,870	121,399,605
End of period	$734,309,223	$336,466,870
Capital Share Transactions:
Shares sold:
Class A	53,357	37
Class I	19,074,555	8,488,202
Shares reinvested:
Class A	381	1
Class I	326,281	88,180
Shares redeemed:
Class A	(328)	—
Class I	(3,654,941)	(1,002,521)
Net increase in capital share transactions	15,799,305	7,573,899
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2023

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$10,523,242
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(417,190,023)
Sales of long-term portfolio investments	49,421,297
Proceeds from securities sold short	705,027
Cover short securities	(423,846)
Purchases of short-term investments, net	(47,601,564)
Return of capital dividends received	4,837,890
Decrease in cash deposited with broker for securities sold short	4,476,177
Increase in dividends and interest receivable	(1,951,243)
Increase in prepaid expenses	(38,394)
Decrease in foreign currency due to custodian	(416,698)
Increase in advisory fees	289,833
Decrease in dividends and interest on securities sold short	(6)
Increase in distribution fees	3,511
Increase in accrued expenses	39,742
Net amortization on investments	(533,084)
Net realized gain	(296,176)
Net change in unrealized appreciation/depreciation	13,314,709
Net cash used for operating activities	(384,839,606)
Cash flows provided by (used for) financing activities:
Proceeds from shares sold	500,382,825
Cost of shares redeemed	(90,067,756)
Net increase from payments by affiliates (Note 3)	63,916
Dividends paid to shareholders, net of reinvestments	(24,854,413)
Net cash provided by financing activities	385,524,572
Net increase in cash	684,966
Cash:
Beginning of period	—
End of period	$684,966
Non-cash financing activities not included herein consist of $8,645,569 of reinvested dividends.
Non-cash financing activities not included herein consist of $146,840 of interest expense.
Non-cash financing activities not included herein consist of $5,098 of interest on securities sold short.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended March 31, 2023	For the Period August 2, 2021* Through March 31, 2022
Net asset value, beginning of period	$27.65	$27.29
Income from Investment Operations:
Net investment income1	1.05	0.21
Net realized and unrealized gain (loss) on investments	(0.88)	1.19
Total from investment operations	0.17	1.40
Less Distributions:
From net investment income	(1.71)	(0.79)
From net realized gains	(0.14)	(0.25)
Total distributions	(1.85)	(1.04)
Redemption fee proceeds1	—	—
Net increase from payment by affiliates (Note 3)	0.002	—
Net asset value, end of period	$25.97	$27.65
Total return3	0.69%4,9	5.17%5
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,388	$1
Ratio of expenses to average net assets:
(including dividends and interest on securities sold short, excise tax, unused line of credit fees and interest expense)
Before fees waived6,7	2.24%	2.05%8
After fees waived6,7	2.04%	—
Ratio of net investment income to average net assets:
(including dividends and interest on securities sold short, excise tax, unused line of credit fees and interest expense)
Before fees waived	3.84%	1.90%8
After fees waived	4.04%	—
Portfolio turnover rate	11%	26%

* Commencement of operations.
1 Based on average shares outstanding for the period.
2 Amount represents less than $0.01 per share.
3 Total returns would have been lower had expenses not been waived or absorbed by the Investment Manager. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4 The Investment Manager reimbursed the Fund’s Class A shares $37 for losses from a pricing error. The payment had no impact to the total return of the share class.
5 Not annualized.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class A — Continued

6 If dividends and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.00% for the year ended March 31, 2023 and 0.03% for the period ended March 31, 2022, respectively.
7 If excise tax, unused line of credit fees and interest expense had been excluded, the expense ratios would have been lowered by 0.04% for the year ended March 31, 2023 and 0.04%, for the period ended March 31, 2022, respectively.
8 Annualized.
9 Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$27.73	$26.62	$22.23	$25.14	$24.77
Income from Investment Operations:
Net investment income1	1.27	0.92	1.19	1.01	0.86
Net realized and unrealized gain (loss) on investments	(0.88)	1.89	4.73	(2.96)	(0.06)
Total from investment operations	0.39	2.81	5.92	(1.95)	0.80
Less Distributions:
From net investment income	(1.69)	(1.45)	(1.41)	(0.88)	(0.28)
From net realized gains	(0.14)	(0.25)	(0.12)	(0.06)	(0.15)
From return of capital	—	—	—	(0.02)	—
Total distributions	(1.83)	(1.70)	(1.53)	(0.96)	(0.43)
Redemption fee proceeds1	—	—	—	—	—
Net increase from payment by affiliates (Note 3)	0.002	—	—	—	—
Net asset value, end of period	$26.29	$27.73	$26.62	$22.23	$25.14
Total return3	1.47%4,7	10.80%	22.75%	(4.89)%	3.28%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$732,921	$336,466	$121,400	$63,568	$17,196
Ratio of expenses to average net assets:
(including dividends and interest on securities sold short, excise tax, unused line of credit fees and interest expense)
Before fees waived5,6	1.36%	1.16%	1.12%	1.36%	5.28%
After fees waived5,6	1.30%	1.14%	1.08%	1.05%	2.35%
Ratio of net investment income to average net assets:
(including dividends and interest on securities sold short, excise tax, unused line of credit fees and interest expense)
Before fees waived	4.72%	3.34%	4.78%	3.66%	0.49%
After fees waived	4.78%	3.36%	4.82%	3.97%	3.42%
Portfolio turnover rate	11%	26%	43%	48%	374%

1 Based on average shares outstanding for the period.
2 Amount represents less than $0.01 per share.
3 Total returns would have been lower had expenses not been waived or absorbed by the Investment Manager. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4 The Investment Manager reimbursed the Fund’s Class I Shares $63,879 for losses from a pricing error. The payment had no impact to the total return of the share class.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class I — Continued

5 If dividends and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.00%, 0.02%, 0.07%, 0.10% and 0.43% for the years ended March 31, 2023, 2022, 2021, 2020 and 2019, respectively.
6 If excise tax, unused line of credit fees and interest expense had been excluded, the expense ratios would have been lowered by 0.05%, 0.06% and 0.06%, for the years ended March 31, 2023, 2022 and 2021, respectively.
7 Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2023

Note 1 — Organization
First Trust Alternative Opportunities Fund (the “Fund”), is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund. The Fund operates under an Amended and Restated Agreement and Declaration of Trust dated November 1, 2021 (the “Declaration of Trust”). First Trust Capital Management L.P. serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund currently offers shares of beneficial interest (the “Shares”) in two separate share classes: Class A Shares and Class I Shares.
The investment objective of the Fund is to seek to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles. A fund seeking positive “absolute return” aims to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed income indices. The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated among the Investment Manager and one or more sub-advisers, in percentages determined at the discretion of the Investment Manager. In pursuing the Fund’s strategies, the Investment Manager and sub-advisers may invest directly in individual securities or through closed-end and open-end registered investment companies, private investment funds and other investment vehicles that invest or trade in a wide range of investments.
The Fund commenced the public offering of the Class I Shares in June 2017 and has publicly offered Class I Shares in a continuous offering since that time. Class A Shares have been publicly offered since August 2021. The Shares are generally offered for purchase on any business day, which is any day the New York Stock Exchange is open for business, in each case subject to any applicable sales charges and other fees, as described herein. The Shares are issued at net asset value per Share. No holder of Shares (each, a “Shareholder”) has the right to require the Fund to redeem its Shares.
The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights with respect to that distribution plan.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.”
(a) Consolidation of Subsidiary
The Fund may invest up to 25% of its total assets in its subsidiary, FTAOF Cayman Sub1 Ltd., a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the FTAOF Cayman Sub1 Ltd. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The FTAOF Cayman Sub1 Ltd., is advised by the Investment Manager and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2023

investment objectives and policies specified in the Fund’s prospectus and statement of additional information. As of March 31, 2023, net assets of FTAOF Cayman Sub1 Ltd. were $6,506,886 representing 0.9% of the Fund’s consolidated net assets.
FTAOF Cayman Sub1 Ltd., is an exempted company incorporated in the Cayman Islands with limited liability. It has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the subsidiary is a Controlled Foreign Corporation (“CFC”) and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, the subsidiary’s net income and capital gains, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.
Note 2 — Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from these estimates.
(a) Valuation of Investments
UMB Fund Services, Inc., the Fund’s Administrator, calculates the Fund’s net asset value (“NAV”) as of the close of business on each business day and at such other times as the Board of Trustees (the “Board”) may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”).
For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Manager as the valuation designee (“Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Investment Manager carries out its designated responsibilities as Valuation Designee through its Valuation Committee. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.
The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.
Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant determination date. If no sale or official closing price of particular securities is reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2023

exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant determination date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time net asset value is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Valuation Designee not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers. Futures index options will be valued at the mid-point between the last bid price and the last ask price on the relevant determination date at the time net asset value is determined. The mid-point of the last bid and the last ask is also known as the “mark”.
Fixed-income securities with a remaining maturity of sixty (60) days or more will normally be valued according to the mean between the last available bid and ask price from a recognized pricing service. Fixed-income securities for which market quotations are unavailable or are believed by the Valuation Designee not to reflect market value will be valued based upon broker-supplied quotations, provided that if such quotations are unavailable or are believed by the Valuation Designee not to reflect market value, such fixed-income securities will be valued by the Valuation Designee using valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of sixty (60) days or less are valued at amortized cost, which the Valuation Designee has determined to approximate fair value.
The Fund will generally value shares of exchange traded funds (“ETFs”) at the last sale price on the exchange on which the ETF is principally traded. The Fund will generally value shares of open-end investment companies and closed-end investment companies that do not trade on one or more of the U.S. national securities exchanges at their respective daily closing net asset values.
The Fund will generally value private investment funds in accordance with the value determined as of such date by each private investment fund in accordance with the private investment fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a private investment fund will represent the amount that the Fund could reasonably expect to receive from the private investment fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that the private investment fund does not report a value to the Fund on a timely basis, the Fund will determine the fair value of such private investment fund based on the most recent final or estimated value reported by the private investment fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the underlying manager of a private investment fund.
The Valuation Designee will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the Underlying Manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with U.S. generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Underlying Fund. In other cases, as when an Underlying Fund imposes extraordinary restrictions on redemptions, when other

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2023

extraordinary circumstances exist, or when there have been no recent transactions in Underlying Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Underlying Fund. Any such decision will be made in good faith by the Valuation Designee, under oversight by the Board.
In certain circumstances, the Valuation Designee may determine that a private investment fund’s NAV shall be adjusted more frequently. For these private investment funds, the NAVs are adjusted daily based on the total return that each private investment fund is estimated by the Valuation Designee to generate during the period (adjusted net asset value). The Valuation Designee monitors these estimates daily and updates them as necessary if macro or individual fund changes warrant any adjustments, subject to the review and supervision of the Valuation Designee.
Where deemed appropriate by the Valuation Designee and consistent with the Investment Company Act, investments in private investment funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration.
The Valuation Designee will evaluate each private debt investment’s fair value based on numerous factors, including but not limited to changes in credit risk, construction risk, the financial strength of the borrower, and the debt instrument’s spread to US Treasuries. The Fund will also engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semiannually. The Fund will generally value any private debt investments at the lesser of their amortized cost or the mid-point of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Valuation Designee may determine that this amount does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Valuation Designee will fair value the investment using another methodology. In its fair valuation assessment process, the Valuation Designee may consider any information it deems appropriate including from external valuation consultants.
Warrants for which market quotations are not readily available will be fair valued based on the underlying investment. The Fund will engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semiannually. The Fund will generally value warrants at the mid-point of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Valuation Designee may determine that this amount does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Valuation Designee will fair value the investment using another methodology. In its fair valuation assessment process, the Valuation Designee may consider any information it deems appropriate including from external valuation consultants.
Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Valuation Designee.
The Investment Adviser and/or the Sub-Advisers act as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Investment Adviser and/or the Sub-Advisers or their affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, given that the method of calculating the fees

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2023

takes the value of all assets, including assets carried at different valuations, into consideration. Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments regarding appropriate valuations should prove incorrect.
(b)
Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.
The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gains or losses from investments and foreign currency.
Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.
(c) Short Sales
Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short, a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan, which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and/or will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account as required by each respective broker-dealer. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.
(d) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as an asset or a liability and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2023

as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.
(e) Exchange Traded Funds
ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these incurred expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other funds that invest directly in securities.
Each ETF in which the Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.
(f) Closed-end Funds (“CEFs”)
The Fund may invest in shares of CEFs. A CEF is a pooled investment vehicle that is registered under the Investment Company Act and whose shares may be listed and traded on U.S. national securities exchanges. Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio, and fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns. In addition, the Fund bears a pro rata share of the management fees and expenses of each underlying CEF in addition to the Fund’s management fees and expenses, which results in the Fund’s shareholders being subject to higher expenses than if they invested directly in the CEFs.
(g) Private Investment Funds
The Fund may also invest in private investment funds (i.e., investment funds that would be investment companies but for the exemptions under Section 3(c)(1) or 3(c)(7) of the Investment Company Act) that invest or trade in a wide range of securities. When the Fund invests in securities issued by private investment funds, it will bear its pro rata portion of the private funds’ expenses. These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing indirect costs and potentially reducing returns to Shareholders. A private investment fund in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investment in the private investment fund. There can be no assurance that the investment objective of a private investment fund will be achieved. A private investment fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such private investment fund at a time that is unfavorable to the Fund. In addition, one private investment fund may buy the same securities that another private investment fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.
(h) Forward Foreign Currency Exchange Contracts
The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2023

resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.
(i) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and expense is recorded net of applicable withholding taxes on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Consolidated Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
(j) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.
Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the consolidated financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.
The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of March 31, 2023, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(k) Distributions to Shareholders
The Fund makes monthly distributions to its shareholders equal to 7% annually of the Fund’s net asset value per Share (the “Distribution Policy”). Prior to January 1, 2023, the Fund made monthly distributions to its shareholders equal to 5% annually of the Fund’s net asset value per Share. This predetermined dividend rate may be modified by the Board from time to time, and may be increased to the extent of the Fund’s investment company taxable income that it is required to distribute in order to maintain its status as a regulated investment company. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2023

character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.
For financial reporting purposes, dividends and distributions to Shareholders are recorded on the ex-date. If, for any distribution, available cash is less than the amount of this predetermined dividend rate, then assets of the Fund will be sold and such disposition may generate additional taxable income. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as the remaining net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Payments in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets). This Distribution Policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The Distribution Policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.
Note 3 — Investment Advisory and Other Agreements
The Fund has entered into an Investment Advisory Agreement (the “Agreement”) with the Investment Manager. Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Investment Manager equal to 0.95% on an annualized basis of the Fund’s net asset value as of each month-end, subject to certain adjustments. From March 9, 2019 to December 31, 2021, the Fund paid a monthly investment advisory fee to the Investment Manager at the annual rate of 0.50% of the Fund’s average daily net assets. Prior to March 9, 2019, the Fund paid a monthly investment advisory fee to the Investment Manager at the annual rate of 1.50% of the Fund’s average daily net assets. The Investment Manager has contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expense on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation) do not exceed 2.00% and 1.25% of the Fund’s average daily net assets for Class A and Class I Shares, respectively (the “Expense Limit”) through July 31, 2023. This agreement to waive fees and/or pay for expenses may not be terminated before that date by the Fund or the Investment Manager. Thereafter, the agreement may be terminated by the Fund or the Investment Manager upon 30 days’ written notice. Unless it is terminated, the agreement will automatically renew for consecutive one-year terms. From March 9, 2019 to November 1, 2021, the Investment Manager had agreed to limit the total expenses of the Fund to 1.95% and 0.95% of the Fund’s average daily net assets for the Class A and Class I Shares, respectively. Prior to March 9, 2019, the Investment Manager had agreed to limit the total expenses of the Fund to 1.95% of the Fund’s average daily net assets for the Class I Shares.
The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated amongst the Investment Manager and one or more sub-advisers in percentages determined at the discretion of the Investment Manager. Currently, the Investment Manager has engaged Angel Oak Capital Advisors, LLC, Palmer Square Capital Management LLC and RiverNorth Capital Management, LLC, (each, a “Sub-Adviser” and together, the “Sub-Advisers”) to manage certain assets of the Fund and pays the Sub-Advisers from its advisory fees. Pursuant to a separate sub-advisory agreement among the Fund, the Investment Manager and Angel Oak Capital Advisors, LLC, Angel Oak Capital Advisors, LLC receives a monthly sub-advisory fee equal to 0.80% of the Fund’s average daily net assets allocated to

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2023

Angel Oak Capital Advisors, LLC, subject to certain adjustments. Pursuant to a separate sub-advisory agreement among the Fund, the Investment Manager and Palmer Square Capital Management LLC, Palmer Square Capital Management LLC receives a monthly sub-advisory fee equal to 0.50% of the Fund’s average daily net assets allocated to Palmer Square Capital Management LLC, subject to certain adjustments. Pursuant to a separate sub-advisory agreement among the Fund, the Investment Manager and RiverNorth Capital Management, LLC, RiverNorth Capital Management, LLC receives a monthly sub-advisor fee equal to 0.80% of the Fund’s average daily net assets allocated to RiverNorth Capital Management, LLC, subject to certain adjustments. Each Sub-Adviser’s fee is paid by the Investment Manager out of the Investment Management Fee.
For the year ended March 31, 2023, the Investment Manager waived its fees and absorbed other expenses totaling $299,814. For a period not to exceed three years from the date on which advisory fees are waived or Fund expenses absorbed by the Investment Manager, the Investment Manager may recoup amounts waived or absorbed, provided it is able to effect such recoupment and remain in compliance with (a) the limitation on Fund expenses in effect at the time of the waiver of advisory fees or payment of the Fund’s expenses, and (b) the limitation on Fund expenses at the time of the recoupment. As of March 31, 2023, the amount of these potentially recoverable expenses was $377,210. The Investment Manager may recapture all or a portion of this amount no later than March 31st of the year stated below:
2024	$34,167
2025	43,229
2026	299,814
Total	$377,210
The Investment Manager reimbursed the Fund’s Class A and Class I shares $37 and $63,879, respectively, for losses from a pricing error during the year ended March 31, 2023. This amount is reported on the Fund’s Consolidated Statement of Changes In Net Assets and Consolidated Financial Highlights under the caption “Net increase from payments by affiliates”. This reimbursement had no impact on the total return of each share class, respectively.
The Fund has adopted a Distribution and Service Plan with respect to Class A Shares and a Distribution and Service Plan with respect to Class I Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plans allow the Fund to pay distribution and servicing fees for the sale and servicing of its Class A and Class I Shares. Under the Distribution and Service Plan for Class A Shares, the Fund is permitted to pay as compensation up to 1.00% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares and under the Distribution and Service Plan for Class I Shares, the Fund is permitted to pay as compensation up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class I Shares (collectively, the “Distribution and Servicing Fee”) to qualified recipients. The Fund or the Distributor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of the respective Class of Shares or who provides certain shareholder services, pursuant to a written agreement. The Distribution and Servicing Fee is paid out of the Fund’s assets attributable to the applicable Class and decreases the net profits or increases the net losses of such Class.
First Trust Portfolios L.P., an affiliate of the Investment Manager, currently serves as the Fund’s distributor. Prior to November 1, 2021, Foreside Fund Services, LLC served as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; and UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.
A trustee and certain officers of the Fund are employees of UMBFS. The Fund does not compensate trustees and officers affiliated with the Fund’s administrator. For the year ended March 31, 2023, the Fund’s allocated fees incurred for trustees are reported on the Consolidated Statement of Operations.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2023

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the year ended March 31, 2023 are reported on the Consolidated Statement of Operations.
Note 4 — Federal Income Taxes
As of March 31, 2023, gross unrealized appreciation and depreciation of investments and short securities owned by the Fund, based on cost for federal income tax purposes, were as follows:
Cost of investments	$765,959,575
Gross unrealized appreciation	26,610,810
Gross unrealized depreciation	(30,249,259)
Net unrealized appreciation/(depreciation) on investments	$(3,638,449)
The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in securities transactions.
GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2022, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:
Increase (Decrease)
Paid-in Capital	Total Distributable Earnings
$(2,647,392)	$2,647,392
As of March 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings/(deficit)	—
Accumulated capital and other losses	—
Unrealized appreciation/(depreciation) on investments	(3,638,449)
Total accumulated earnings/(deficit)	$(3,638,449)
The tax character of distributions paid during the year ended December 31, 2022 and December 31, 2021 were as follows:
Distribution paid from:	2022	2021
Ordinary income	$25,436,858	$9,904,946
Net long-term capital gains	3,099,344	879,630
Total taxable distributions	$28,536,202	$10,784,576
Note 5 — Investment Transactions
For the year ended March 31, 2023, purchases and sales of investments, excluding short-term investments, were $430,050,495 and $50,330,800, respectively. Proceeds from securities sold short and cover short securities were $705,027 and $423,846, respectively, for the same period.
Note 6 — Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2023

arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.
Note 7 — Repurchase of Shares
The Fund provides a limited degree of liquidity to the Shareholders by conducting repurchase offers quarterly with a Valuation Date on or about March 31, June 30, September 30 and December 31 of each year. In each repurchase offer, the Fund may offer to repurchase its shares at their net asset value as determined as of approximately March 31, June 30, September 30 and December 31, of each year, as applicable (each such date, a “Valuation Date”). Each repurchase offer will be for no less than 5% of the Fund’s shares outstanding. If Shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase more than the repurchase offer amount, or if Shareholders tender Shares in an amount exceeding the repurchase offer amount plus 2% of the outstanding Shares the Fund will repurchase the Shares on a pro rata basis, and tendering Shareholders will not have all of their tendered shares repurchased by the Fund.
The results of the repurchase offers conducted for the year ended March 31, 2023 are as follows:
	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date	May 31, 2022	August 31, 2022	November 30, 2022	March 1, 2023
Repurchase Request	June 30, 2022	September 30, 2022	December 30, 2022	March 31, 2023
Repurchase Pricing date	June 30, 2022	September 30, 2022	December 30, 2022	March 31, 2023
Net Asset Value as of Repurchase Offer Date
Class A Shares	$26.80	$26.49	$25.76	$25.97
Class I Shares	$26.94	$26.67	$26.03	$26.28
Amount Repurchased
Class A Shares	$—	$—	$8,471	$—
Class I Shares	$20,163,158	$25,961,253	$29,046,948	$21,475,140
Percentage of Outstanding Shares Repurchased
Class A Shares	—%	—%	2.07%	—%
Class I Shares	4.98%	5.40%	5.07%	2.89%
Note 8 — Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.
Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2023

the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
In accordance with Accounting Standards Update (“ASU”) 2015-7, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) investments valued at the net asset value as practical expedient are no longer included in the fair value hierarchy. As such, investments in Closed-End Funds and Private Investment Funds with a fair value of $202,068,872 are excluded from the fair value hierarchy as of March 31, 2023.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of March 31, 2023:
	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$—	$107,127,255	$16,692,730	$123,819,985
Bank Loans	—	—	89,465,694	89,465,694
Closed-End Funds	73,432,994	7,500,000	—	80,932,994
Collateralized Mortgage Obligations	—	5,103,736	6,506,886	11,610,622
Common Stocks*	14,686,506	—	—	14,686,506
Corporate Bonds**	—	4,044,921	—	4,044,921
Mutual Funds	36,574,892	—	—	36,574,892
Private Investment Funds	—	—	18,416,057	18,416,057
Real Estate Investment Trusts	19,817,440	—	46,677,171	66,494,611
Rights	37,195	—	491	37,686
Units*	3,473,406	—	—	3,473,406
Warrants	182,137	—	1,074,079	1,256,216
Short-Term Investments	109,706,323	—	—	109,706,323
Subtotal	$257,910,893	$123,775,912	$178,833,108	$560,519,913
Closed End Funds				43,786,440
Private Investment Funds				158,282,432
Total Investments				$762,588,785

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2023

	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Common Stocks*	$267,659	$—	$—	$267,659
Total Securities Sold Short	$267,659	$—	$—	$267,659

* All common stocks, units and common stocks held short in the Fund are Level 1 securities. For a detailed break-out of common stocks, units and common stocks held short by major industry classification, please refer to the Consolidated Schedule of Investments.
** All corporate bonds held in the Fund are Level 2 securities. For a detailed break-out of corporate bonds by major industry classification, please refer to the Consolidated Schedule of Investments.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:
	Asset-Backed Securities	Bank Loans	Collateralized Mortgage Obligations	Private Investment Funds	Real Estate Investment Trusts	Rights	Warrants
Balance as of March 31, 2022	12,840,086	25,156,484	—	—	—	—	91,294
Transfers into Level 3	—	—	—	—	46,677,171	—	—
Transfers out of Level 3	(12,287,504)	—	—	—	—	—	—
Total gains or losses for the period	—	—	—	—	—	—
Included in earnings (or changes in net assets)	(2,380,745)	(7,038,552)	—	10,648,588	—	—	550,227
Included in other comprehensive income	—	—	—	—	—	—	—
Net purchases	26,863,284	74,326,467	6,506,886	7,767,469	—	491	432,558
Net sales	(8,342,391)	(2,978,705)	—	—	—	—	—
Balance as of March 31, 2023	$16,692,730	$89,465,694	$6,506,886	$18,416,057	$46,677,171	$491	$1,074,079
Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for assets held at the end of the reporting period	$(2,499,587)	$(1,614,233)	$(11,310)	$(1,583,943)	$—	$—	$550,227
The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2023:
		Valuation Technique	Unobservable Inputs	Range of Input
Asset Backed Securities	$9,540,033	Recent Transaction Price	Recent Transaction Price	N/A
	$7,152,697	Market Approach	Expected yield	18.52%
	$—	Asset Approach	Expected remaining distributions	$0
Bank Loans	$21,937,723	Recent Transaction Price	Recent Transaction Price	N/A
	$6,903,602	Market Approach	Bond yields	13.76%
	$4,124,164	Market Approach	Market yields	18.91%
	$56,500,205	Market Approach	Expected yield	9.90% – 18.91%

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2023

		Valuation Technique	Unobservable Inputs	Range of Input
Collateralized Mortgage Obligations	$6,506,886	Recent Transaction Price	Recent Transaction Price	N/A
Private Investment Funds	$18,416,057	Adjusted Net Asset Value	Reported net asset/fair value adjustments	N/A
Real Estate Investment Trusts	$46,677,171	Adjusted Net Asset Value	Reported net asset/fair value adjustments	N/A
Rights	$491	Asset Approach	Expected remaining distributions	$1.02 / share
Warrants	$717,735	Market Approach	Book value multiple	1.75x
	$356,157	Market Approach	Illiquidity discount	17.00%
	$—	Market Approach	Sales multiple	0.55x
	$187	Recent Transaction Price	Recent Transaction Price	N/A
Note 9 — Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.
The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. The fair values of derivative instruments as of March 31, 2023 by risk category are as follows:
	Derivatives not designated as hedging instruments
	Foreign Exchange Contracts	Total
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	$568,967	$568,967
	$568,967	$568,967
The effects of derivative instruments on the Consolidated Statement of Operations for the year ended March 31, 2023 are as follows:
	Derivatives not designated as hedging instruments
	Foreign Exchange Contracts	Total
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives
Forward contracts	$(780,369)	$(780,369)
	$(780,369)	$(780,369)
The notional amount and the number of contracts are included on the Consolidated Schedule of Investments. The quarterly average volumes of derivative instruments as of March 31, 2023 are as follows:
Derivatives not designated as hedging instruments
Forward contracts	Foreign exchange contracts	Notional amount	$(18,976,424)

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2023

Note 10 — Disclosures about Offsetting Assets and Liabilities
FASB ASU 2011-11, Disclosures about Offsetting Assets and Liabilities, requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.
The Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association (“ISDA”) Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
The Fund did not hold swap contracts at March 31, 2023.
The Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:
Description/Financial Instrument/ Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Recognized in Statement of Assets and Liabilities	Amounts Not Offset in Statement of Assets and Liabilities
			Financial Instruments*	Cash Collateral**	Net Amount
Unrealized appreciation on forward foreign currency exchange contracts – liability payable	BNP Paribas	$(568,967)	$—	$423,809	$(145,158)

* Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Investment Manager to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.
** Amounts relate to master netting agreements and collateral agreements which have been determined by the Investment Manager to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.
Note 11 — Commitments
As of March 31, 2023, the Fund had $3,738,020 of outstanding investment commitments to bank loans.
Note 12 — Credit Agreement
The Fund has entered into a credit agreement of $3,000,000 with TriState Capital Bank. For the period of June 30, 2022 through October 28, 2022, there was an agreement in place which increased the maximum amount available to borrow to $20,000,000. For the period from December 23, 2022 through

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2023

April 30, 2023, there is an agreement in place which increases the maximum amount available to borrow to $20,000,000. The Fund is charged interest at a base rate equal to the greater of (a) the Prime Rate, and (b) the Federal Funds Effective Rate plus 3.00%, plus an applicable margin of 1.00%, per annum, for borrowing under this agreement. As compensation for holding the credit agreement available, the Fund is charged unused line of credit fees equal to 0.25%, per annum, of the quarterly average daily unused portion of the maximum amount available. For the year ended March 31, 2023, the Fund’s unused line of credit fees incurred are reported on the Consolidated Statement of Operations. The average interest rate, average daily loan balance, maximum outstanding and amount recorded as interest expense for the 51 days the Fund had outstanding borrowings were 7.21%, $13,823,529, $20,000,000, and $146,840, respectively. As of March 31, 2023 the Fund had no outstanding borrowings. For the year ended March 31, 2023, commitment fees of $5,448 were expensed and are included in the accompanying Consolidated Statement of Operations as interest expense.
Note 13 — Risk Factors
An investment in the Fund involves various risks. The Fund allocates assets to investment funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.
No guarantee or representation is made that the investment program will be successful.
The global outbreak of coronavirus (COVID-19) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are widely available, it is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments.
Certain London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. However, it is expected that the most widely used tenors of USD LIBOR may continue to be provided on a representative basis until mid-2023. As such, the potential effect of a transition away from LIBOR on the Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions. Any potential effects of the transition away from LIBOR on the Fund or on financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to mid-2023.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2023

The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.
Note 14 — Results of a Special Meeting of Shareholders
At a special meeting of the Fund’s shareholders held on January 26, 2023 and adjourned to February 23, 2023, the following matter was submitted to the vote of the Fund’s shareholders, with the results of voting set forth below:
Proposal 1. To approve a new sub-advisory agreement among the Fund, First Trust Capital Management L.P. and Palmer Square Capital Management, LLC:
For the Proposal	Against the Proposal	Abstain
9,138,443	29,983	210,545
Note 15 — New Accounting Pronouncements and Regulatory Updates
In March 2020, the FASB issued ASU No. 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) — Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.
In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the Investment Company Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the Investment Company Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Board designated the Investment Manager as its Valuation Designee to perform fair value determinations and approved new Valuation Procedures for the Fund.
In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (ASU 2022-03). The ASU clarifies the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security and introduces new disclosure requirements for equity securities subject to contractual sale restrictions and measured at fair value in accordance with Topic 820. The amendments are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Management is currently evaluating the impact that adoption of this new accounting standard will have on the Fund’s consolidated financial statements, but the impact of the adoption is not expected to be material.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2023

Note 16 — Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events, which require an entity to recognize in the consolidated financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. There have been no subsequent events that occurred during such period that would require disclosure or would be require to be recognized in the financial statements other than the following:
The Board declared a cash dividend of $0.15155 and $0.15336 per share from net investment income, payable on April 5, 2023 to Shareholders of record, for Class A and Class I, respectively, as of the close of business on April 4, 2023. The ex-dividend date was April 5, 2023.
The Board declared a cash dividend of $0.15120 and $0.15313 per share from net investment income, payable on May 3, 2023 to Shareholders of record, for Class A and Class I, respectively, as of the close of business on May 2, 2023. The ex-dividend date was May 3, 2023.

First Trust Alternative Opportunities Fund
FUND MANAGEMENT
March 31, 2023 (Unaudited)

The members of the Board and the Fund’s officers and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years, is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board, and is available without charge, upon request, by calling the Fund at (877) 779-1999.
INDEPENDENT TRUSTEES AND ADVISORY BOARD MEMBER
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Chairman since May 2019; Trustee Since Inception	Retired (since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	17	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	17	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since September 2021	Managing Director, Veritable LP (investment advisory firm) (2016 – Present); Founder/ President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	15	Trustee, Quaker Investment Trust (2 portfolios) (registered investment company).

First Trust Alternative Opportunities Fund
FUND MANAGEMENT — Continued
March 31, 2023 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Terrance P. Gallagher** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since June 2020	Executive Vice President and Director of Fund Accounting, Administration and Tax; UMB Fund Services, Inc. (2007 – present). President, Investment Managers Series Trust II (registered investment company) (2013 – Present); Treasurer, American Independence Funds Trust (registered investment company) (2016 – 2018); Treasurer, Commonwealth International Series Trust (registered investment company) (2010 – 2015).	17	Trustee, Investment Managers Series Trust II (19 portfolios) (registered investment company).
Michael Peck Year of Birth: 1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present); President and Co-CIO, Vivaldi Capital Management LP (2012 – Present); Portfolio Manager, Coe Capital Management (2010 – 2012); Senior Financial Analyst and Risk Manager, the Bond Companies (2006 – 2008).	N/A	N/A
Chad Eisenberg Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operating Officer, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present); Chief Operating Officer, Vivaldi Capital Management LP (2012 – Present); Director, Coe Capital Management LLC (2010 – 2011).	N/A	N/A

First Trust Alternative Opportunities Fund
FUND MANAGEMENT — Continued
March 31, 2023 (Unaudited)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since 2021	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present); Director of Compliance and operations, B. Riley Capital Management, LLC (investment advisory firm ((2017 – 2018); Chief Compliance Officer, Dialect Capital Management, LP (investment advisory firm) (2008 – 2018).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since September 2018	Senior Vice President, Client Services (2017 – Present), Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013), UMB Fund Services, Inc.	N/A	N/A

* As of March 31, 2023, the fund complex consists of the Fund, AFA Multi-Manager Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Corbin Multi-Strategy Fund, LLC, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Infinity Core Alternative Fund, Keystone Private Income Fund, Optima Dynamic Alternatives Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund, and Variant Impact Fund.
** Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Fund’s Administrator.

First Trust Alternative Opportunities Fund
FUND INFORMATION
March 31, 2023 (Unaudited)

Approval of the Sub-Advisory Agreement
At a special meeting of the Board held on October 24, 2022 (the “Meeting”), the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”), approved an investment sub-advisory agreement among the Investment Manager, the Fund and Palmer Square Capital Management LLC (“Palmer Square”) (the “Sub-Advisory Agreement”).
The Independent Trustees requested and received materials from Palmer Square to assist them in considering the approval of the Sub-Advisory Agreement. The Independent Trustees reviewed reports from management about the below factors. The Board did not consider any single factor as controlling in determining whether to approve the Sub-Advisory Agreement, nor are the items described herein all-encompassing of the matters considered by the Board.
Pursuant to relief granted by the SEC in light of the COVID-19 pandemic (the “Order”) and a determination by the Board that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the Meeting was held by videoconference. At this Meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by counsel.
The Board engaged in a detailed discussion of the materials with management of the Investment Manager and Palmer Square. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Sub-Advisory Agreement.
NATURE, EXTENT AND QUALITY OF SERVICES
The Board reviewed and considered the nature and extent of the investment sub-advisory services proposed to be provided by Palmer Square to the Fund under the Sub-Advisory Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by Palmer Square, including among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the investment professionals and other key personnel of Palmer Square who would provide the investment advisory services to the Fund. The Board determined that Palmer Square’s investment professionals and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account Palmer Square’s compliance policies and procedures. Based on their review, the Trustees concluded that the nature, extent and quality of services expected to be provided to the Fund under the Sub-Advisory Agreement are satisfactory.
EXPERIENCE AND PERFORMANCE
The Board considered the performance of a strategic debt fund managed by Palmer Square with a similar investment objective and strategy that Palmer Square intended to use to manage a portion of the Fund. The Board noted that Palmer Square’s strategic debt fund outperformed the Bloomberg Barclays Aggregate Index by 15.68% on a net basis for the period from April 30, 2020 (inception) through June 30, 2022, although it had underperformed the Bloomberg Barclays Aggregate Index by -1.19% for the second quarter of 2022. The Board considered that Palmer Square served as sub-adviser for another closed-end interval fund managed by the Investment Manager, although there was no performance information due to the short history of the fund. The Board concluded that Palmer Square’s performance was satisfactory.

First Trust Alternative Opportunities Fund
FUND INFORMATION — Continued
March 31, 2023 (Unaudited)

FEES AND EXPENSES
The Board noted that the fees payable to Palmer Square under the Sub-Advisory Agreement would be paid by the Investment Manager from the advisory fees that it receives from the Fund. The Board compared the advisory and sub-advisory fees in light of the respective services to be provided to the Fund by the Investment Manager and Palmer Square, respectively. The Board also reviewed information regarding the sub-advisory fees proposed to be charged by Palmer Square with respect to the Fund, and noted that Palmer Square serves as adviser to a strategic debt fund managed by Palmer Square with a similar investment objective and strategy that Palmer Square intended to use to manage a portion of the Fund. The Trustees noted that Palmer Square served as sub-adviser for another closed-end interval fund managed by the Investment Manager. The Trustees determined that the sub-advisory fee proposed to be charged by Palmer Square to the Fund was within the range of fees Palmer Square charges to manage these two funds. The Board concluded that the sub-advisory fees were reasonable and satisfactory in light of the services provided.
ECONOMIES OF SCALE
The Board reviewed the structure of the sub-advisory fee payable under the Sub-Advisory Agreement. The Board considered the Fund’s sub-advisory fees and concluded that the fees were reasonable and satisfactory in light of the services to be provided. The Board acknowledged that the sub-advisory fee did not contain any breakpoints and economies of scale were not currently expected to develop as the Fund grew. The Board also noted that the sub-advisory fee would be paid by the Investment Manager.
PROFITABILITY OF PALMER SQUARE AND AFFILIATES
The Board considered and reviewed information concerning the estimated costs to be incurred and profits to be realized by Palmer Square from its relationship with the Fund. The Board determined that the compensation to Palmer Square was reasonable and its financial condition was adequate.
ANCILLARY AND OTHER BENEFITS TO PALMER SQUARE
The Board acknowledged that Palmer Square was not expected to receive any ancillary benefits other than reputational, marketing and relationship benefits from its sub-advisory relationship with the Fund. The Board noted that Palmer Square had no affiliations with the Fund’s transfer agent, fund accountant, custodian or distributor and therefore, it does not derive any benefits from the relationships these parties have with the Fund.
GENERAL CONCLUSION
Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the Sub-Advisory Agreement.
	TICKER	CUSIP
First Trust Alternative Opportunities Fund – Class A Shares	VFLAX	75943J209
First Trust Alternative Opportunities Fund – Class I Shares	VFLEX	75943J100
Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 779-1999 or on the SEC website at www.sec.gov.

First Trust Alternative Opportunities Fund
FUND INFORMATION — Continued
March 31, 2023 (Unaudited)

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877) 779-1999 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov or without charge and upon request by calling the Fund at (877) 779-1999.
Qualified Dividend Income
For the year ended December 31, 2022, 21.07% of dividends to be paid from net investment income, including short term capital gains from the Fund (if any), are designated as qualified dividend income.
Corporate Dividends Received Deduction
For the year ended December 31, 2022, 20.03% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as dividends received deduction available to corporate shareholders.
Capital Gain
For the year ended December 31, 2022, the Fund designated $3,099,344 as long-term capital gain distributions.
First Trust Alternative Opportunities Fund
235 West Galena Street
Milwaukee, WI 53212
Toll Free: (877) 779-1999

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The registrant’s code of ethics are written standards that are reasonably designed to deter wrongdoing and to promote: (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant; (3) Compliance with applicable governmental laws, rules, and regulations; (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) Accountability for adherence to the code.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	The registrant does not intend to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)	The registrant has included with this filing, pursuant to Item 13(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

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(a)	The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $48,200 for 2022 and $52,500 for 2023.

Audit-Related Fees

------------------

(b)	The aggregate fees billed for the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2023.

Tax Fees

------------------

(c)	The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the review and preparation of tax returns are $13,300 for 2022 and $22,154 for 2023.

All Other Fees

------------------

(d)	The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2023.

(e)	(1) The Registrant’s Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor’s engagement.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the fiscal period April 1, 2022 through March 31, 2023 that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2022 and $0 for 2023.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

First Trust Capital Management L.P.

PROXY POLICY AND PROCEDURE

INTRODUCTION

First Trust Capital Management L.P. (“FTCM”) acts as either the advisor or sub-advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, FTCM has adopted the following policies and procedures to provide information on FTCM’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to FTCM. Investment managers engaged as sub-advisors for one of the Funds are required to vote proxies in accord with their own policies and procedures and any applicable management agreements.

GENERAL GUIDELINES

FTCM’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. FTCM considers shareholders’ best economic interests over the long term (i.e., addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

FTCM has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in FTCM’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, considering all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, FTCM typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, FTCM may conduct research internally and/or use the resources of an independent research consultant. FTCM may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

FTCM acknowledges its responsibility to identify material conflicts of interest related to voting proxies. FTCM’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with FTCM, any affiliate or any person associated with FTCM, will be considered only to the extent that FTCM has actual knowledge of such relationships. FTCM then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and FTCM’s interests or the interests of a person affiliated with FTCM on the other, FTCM will abstain from making a voting decision and will document the decision and reasoning for doing so.

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. In such situations, FTCM may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

1 Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate FTCM to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

FTCM will not discuss with members of the public how they intend to vote on any particular proxy proposal.

SPECIAL CONSIDERATIONS

The Funds are subject to the restrictions of Sections 12(d)(1)(A)(i) and (B)(i) of the Investment Company Act of 1940. Generally, these provisions require that any fund and any entity controlled by that fund (including ETFs that are registered investment companies) may not own, in the aggregate, more than three percent (3%) of the total outstanding voting securities of any registered open-end or closed-end investment company, including money market funds, or may invest more than 10% of its total assets in the securities of other investment companies.2 Section 12(d)(1)(F) of the Act provides that the Section 12(d)(1) limitations do not apply to the securities acquired by a fund if (i) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund, and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than one and a half percent (1.5%). In the event that one of Funds relies upon Section 12(d)(1)(F), FTCM, acting on behalf of the Fund, will, when voting with respect to any investment company owned by the Fund, comply with either of the following voting restrictions:

●	Seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or
●	Vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.
●	Under Rule 12d1-4 under the Investment Company Act of 1940, a registered investment company (“Acquiring Fund”) may purchase or otherwise acquire the securities issued by another registered investment company (the “Acquired Fund”) in excess of the limits of Section 12(d)(1) and an Acquired Fund may sell or otherwise dispose of the securities issued by the Acquiring Fund in excess of the limits of Section 12(d)(1) if certain conditions are met. One of the conditions is that if the Acquiring Fund and its advisory group (as defined by Rule 12d1-4), in aggregate (A) hold more than 25% of the outstanding voting securities of an Acquired Fund that is a registered open-end management investment company or registered unit investment trust as a result of a decrease in the outstanding voting securities of an Acquired Fund, or (B) hold more than 10% of the outstanding voting securities of an Acquired Fund that is a registered closed-end management investment company or business development company, each of those holders will vote its securities in the same proportion as the vote of all other holders of such securities. When relying on Rule 12d1-4, the Fund will comply with such voting restrictions as required by Rule 12d1-4 and any applicable provision in the respective Fund of Funds Agreement with the Acquired Fund.

ISS ProxyEdge

FTCM has a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to FTCM’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps FTCM’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors FTCM’s incoming ballots, performs ballot-to-account reconciliations with FTCM and its third party providers to help ensure that ISS is receiving all ballots for which FTCM has voting rights.

2 The three percent (3%) limit is measured at the time of investment.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on FTCM’s behalf based on policy guidelines chosen at the time FTCM entered into the relationship with ISS.
2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on FTCM’s behalf without first receiving FTCM’s specific voting instructions via ProxyExchange.

FTCM has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” FTCM has the option, however, to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, FTCM will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking3 may apply, FTCM has instructed ISS not to cast a vote on FTCM’s behalf unless FTCM provides specific instructions via ProxyExchange.

FUND-SPECIFIC POLICIES AND PROCEDURES

Infinity Core Alternative Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC and First Trust Private Assets Fund (collectively, the “Tender Offer Funds”) are “fund of funds” that invest primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that the Tender Offer Funds will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that the Tender Offer Funds do receive such notices or proxies and the Tender Offer Funds have voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by the Tender Offer Funds lies with FTCM as their advisor. FTCM will vote such proxies in accordance with the proxy policies and procedures noted above.

The Tender Offer Funds are required to file Form N-PX with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Tender Offer Funds Form N-PX filings will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

All Other Funds

With the exception of the First Trust Merger Arbitrage Fund and First Trust Merger Arbitrage ETF, Infinity Core Alternative Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC and First Trust Private Assets Fund, the Funds for which FTCM is presently either an advisor or a sub-advisor are managed by multiple internal and external portfolio management teams. As noted above, the policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a FTCM portfolio manager only (including Infinity Core Alternative Fund).

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve (12) months immediately prior to the Fund’s year-end, no later than sixty (60) days following the Fund’s year-end. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

3 Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to FTCM’s custodian banks. FTCM generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

Angel Oak Capital Advisors, LLC

PROXY POLICY AND PROCEDURE

Policy

The Advisers as a matter of policy and as a fiduciary to our Clients1 have responsibility for voting proxies for portfolio securities consistent with the best economic interests of our Clients. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, which exercise voting authority with respect to Client securities, are required by Rule 206(4)-6 of the Investment Advisers Act of 1940 to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that Client securities are voted in the best interests of Clients, including how an adviser addresses material conflicts that can arise between an adviser’s interests and those of its Clients; (b) disclose to Clients how they obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to Clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to its Clients. In addition, SEC Rule 204-2(c)(2) requires investment advisers that exercise voting authority with respect to Client securities to maintain certain records relating to the adviser’s proxy voting activities.

The Advisers will vote all proxies in the best interests of Clients and in accordance with the procedures outlined below, unless otherwise mandated by Client instructions, the investment management agreement, or applicable law. Our policy includes the responsibility to receive and vote Client proxies and disclose any potential conflicts of interest as well as making information available to Clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

When voting proxies for holdings of U.S. Registered Funds managed by the Advisers, please review the relevant Trust’s Proxy Voting Policy.

When voting proxies for Client holdings in other Registered Funds, please ensure voting decisions comply with the relevant Trust’s Fund of Funds Investments Policy and the Advisers’ Affiliated Fund Investments Policy.

Procedures

●	If Clients delegate proxy voting to the Advisers, the relevant Clients’ custodians are connected to ProxyEdge, a third-party proxy management system from Broadridge used to track and vote proxies. This set-up is part of the Compliance team’s new Client onboarding process. The Advisers have not engaged ProxyEdge, Broadridge, or any other third-party for proxy advisory services. The Compliance team must preclear any use of prepopulated or automated voting in ProxyEdge.

[1]	Clients of the Advisers may include: Publicly offered open-end and closed-end registered investment companies registered under the Investment Company Act of 1940 (“Registered Funds”); a publicly offered Undertaking for Collective Investment of Transferable Securities (UCITS) fund registered with the Central Bank of Ireland (“UCITS Fund”); private investment funds organized as pooled investment vehicles exempt from registration under the Investment Company Act of 1940 by Section 3(c)(1) or 3(c)(7) (“Private Funds”); publicly traded real estate investment trusts (“Public REITs”); pooled investment vehicles exempt from registration under the Investment Company Act of 1940 by Section 3(c)(5) (“3(c)(5) Funds”); and institutional and high net-worth individual investors (“Separately Managed Accounts”).

●	The Compliance team adds all portfolio managers as users in ProxyEdge if the portfolio manager oversees holdings that have proxy votes.

●	Prior to voting any proxy, the portfolio manager of the holding with the proxy vote, in consultation with the Compliance team if necessary, will determine if there are any conflicts of interest related to the proxy. If a conflict is identified, the Compliance team will decide as to whether the conflict is material. If it is deemed to be material, the conflict will be addressed as outlined below. In addition to analyzing whether there are conflicts of interest, the portfolio manager is required to determine that any information relied upon to vote the proxy is believed to be materially accurate and complete.

●	Absent material conflicts, the portfolio manager will determine how the relevant Adviser should vote the proxy in accordance with applicable voting guidelines as described below. It is the relevant portfolio manager’s duty to ensure that all proxy votes are cast in a timely manner.

Voting Guidelines

●	In the absence of specific voting guidelines from the Client, the Advisers will vote proxies in the best interests of each particular Client. The Advisers’ policy is to vote all proxies from a specific issuer the same way for each Client unless instructed otherwise by a Client or unless there is a situation where the differing investment objectives of Clients lead to different voting directions being in the best interest of different Clients. Clients are permitted to place reasonable restrictions on each Adviser’s voting authority in the same manner they place restrictions on the selection of account securities or establish other investment guidelines.

●	In certain situations, proxy voting is delegated to sub-advisors who advise on the relevant investments undergoing a proxy. These proxies are managed solely by the sub-advisor and are not tracked by the Advisers. As indicated in the Advisers’ Sub-Advisor Due Diligence Policy, the Advisers review the sub-advisor’s proxy voting policy to confirm the policy is effective and complies with the SEC’s requirements. On a quarterly basis, the Compliance team will confirm with any relevant sub-advisor whether they are maintaining appropriate records with respect to the proxies voted on behalf of the Advisers’ Clients.

●	The Advisers will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors, unless conflicts of interest are raised by an auditor’s non-audit services. The Advisers will seek to maximize long-term value for Clients, protect Clients’ rights, and promote governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders.

●	The Advisers will generally vote against proposals that cause board members to become entrenched or that cause unequal voting rights.

●	In reviewing proposals, the Advisers will further consider the opinion of management as well as the effect of the proposal on management, shareholder value, and the issuer’s business practices. Throughout the proxy voting window, the Advisers will assess all known and publicly available information with respect to the proxy vote. This can include information made available by the issuer after the proxy vote has been initiated but prior to the proxy vote submission deadline. For example, this may entail information released by the issuer in response to recommendations made by proxy advisory firms.

●	In certain circumstances, the Advisers may refrain from voting where the economic or other opportunity cost to a Client of voting a company’s proxy exceeds any anticipated benefits (for the relevant Client) of that proxy proposal. In each situation, the relevant portfolio manager’s decision not to vote will be documented, reviewed by Compliance, and retained in the relevant Adviser’s books and records. The portfolio manager will be required to confirm that they believe that refraining from voting is in the best interest of the relevant Client.

Additional ERISA Considerations

The Advisers may manage assets of a benefit plan for the purposes of Title I of the Employment Retirement Income Security Act of 1974 (“ERISA”). For each ERISA fund managed, the Advisers would need to comply with ERISA’s Fiduciary Duties Regarding Proxy Voting and Shareholder Rights rule (the “ERISA Rule”). The ERISA Rule is largely in-keeping with this Policy. The ERISA Rule adds additional emphasis regarding ERISA fiduciaries’ requirement to carry out all proxy votes prudently and solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing benefits to participants and beneficiaries, additionally noting that ERISA fiduciaries must act solely in accordance with the economic interest of the plan considering only factors that they prudently determine will affect the economic value of the plan’s investment based on a determination of risk and return over an appropriate investment horizon. The ERISA Rule contains additional due diligence and monitoring requirements with respect to the selection and use of third-party proxy advisory firms. The Advisers do not use a proxy advisory firm as noted below.

Conflicts of Interest

●	The Advisers will identify any conflicts that exist between the interests of any Adviser and any Client by reviewing the relationship of the Advisers with the issuer of each security to determine if any Adviser has any relationship with the issuer.

●	The Advisers will identify any conflicts that exist between the interests of any Client and another Client by reviewing each Client’s holdings in the relevant issuer to ensure whether any Client’s holdings at other levels in the issuer’s capital structure conflict with the holdings for which there is a proxy vote.

●	If a material conflict of interest exists, the relevant Adviser will disclose the conflict to the affected Client(s), to give the Client(s) an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third-party voting recommendation.

●	The Advisers will maintain a record of the voting resolution of any conflict of interest.

Client Requests for Information

●	All Client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Compliance team.

●	In response to any request, the Compliance team will prepare a written response to the Client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how the relevant Adviser voted the Client’s proxy with respect to each proposal about which the Client inquired.

Use of Third-Party Proxy Advisory Services

Registered investment advisers can use independent third-party proxy advisory services to assist the adviser by making recommendations regarding how proxies should be voted. The use of proxy advisory services does not relieve an adviser’s obligation to vote in the client’s best interest nor remove an adviser’s obligation to provide full and fair disclosure of any conflicts of interest. Currently, the Advisers predominantly trade fixed-income products which generally do not hold proxy votes and therefore very few proxies are voted by the Advisers. Given the limited number of proxies, the Advisers have not engaged a third-party proxy advisory service. In the future, the Advisers may engage such a service. At that time, the Advisers would be required to vet the independence of the firm engaged to cast those votes, ascertain whether the firm has the capacity and competency to adequately analyze proxy voting issues, evaluate the staffing adequacy and quality of the firm’s personnel, and review the robustness of the firm’s policies and procedures to ensure accurate votes and mitigate conflicts of interest.

In addition, given the Advisers’ obligations to provide full and fair disclosure to their Clients of all material facts relating to the advisory relationship, any future engagements with proxy advisory firms will be disclosed to all Clients. If the Advisers use any automated or pre-populated voting services provided by the proxy advisory firms, the Advisers would disclose the extent of that use and under what circumstances the Advisers use such services. Moreover, the Advisers would need to create policies and disclosures to address the use of automated or pre-populated voting in cases where the Advisers become aware before the proxy voting submission deadline that the issuer intends to file or has filed additional soliciting materials with the SEC regarding a matter to be voted upon.

Certification

Portfolio managers are required to certify each quarter, that all proxies, if any, voted by the portfolio manager have been voted in the best interest of the Client(s). Such certification will demonstrate that each Adviser’s personnel are periodically reminded of their obligations under this Policy even during extended periods of no proxy activity involving Client positions.

Regulatory Reporting

Form N-PX

Each U.S. Registered Fund has an obligation to file Form N-PX with the SEC no later than August 31 of each year, containing the proxy voting record of each Registered Fund for the twelve-month period ended June 30. Form N-PX is generally filed by the Registered Funds’ administrator.

The relevant Adviser of any Registered Fund will assist the administrator with the filing of Form N-PX by notifying the administrator of any proxy votes cast on behalf of a Registered Fund and providing the following information for each security for which a proxy vote was cast during the reporting period: (a) the name of the issuer; (b) the exchange ticker symbol; (c) the CUSIP identifier; (d) the shareholder meeting date; (e) a brief description of the matter voted on; (f) whether the matter was proposed by the issuer or by a security holder; (g) whether a vote was cast on behalf of the Registered Fund; (h) how the vote was cast (e.g., for or against the proposal, or abstain; for or withhold for election of directors); and (i) whether the registrant cast its vote for or against management.

The Compliance team will review for accuracy a draft of the Form N-PX provided by the administrator prior to filing and will provide the relevant Adviser’s authorization to file the Form N-PX with the SEC.

Form ADV

A brief summary of each Adviser’s proxy voting policy and procedures will be included in the Adviser’s Form ADV Part 2A and will be updated at least annually or at any time there are material changes to the policy or procedures. The summary will include information as to how Clients can request a copy of each Adviser’s proxy voting policy and procedures and how Clients can request information from the Adviser regarding how proxies were voted on behalf of the Client’s account.

Testing

In order to determine that the Advisers are casting votes on behalf of Clients consistent with this Policy, the Advisers’ Compliance team samples at least ten percent of the proxy votes cast on behalf of Clients on an annual basis to confirm compliance with the Policy.

As part of the Advisers’ annual review, the Advisers review and document at least annually the adequacy of this Policy to ensure that it has been formulated reasonably and implemented effectively, including whether the Policy continues to be reasonably designed to ensure that the Advisers cast any votes in the best interests of Clients.

Recordkeeping

The Advisers will retain the following proxy records in accordance with the SEC’s five-year retention requirement.

●	These policies and procedures and any amendments;

●	Each proxy statement that each Adviser receives which is detailed in an automated monthly report received from ProxyEdge which details the Advisers’ full proxy voting record;

●	A record of each vote that an Adviser casts;

●	Any document an Adviser created that was material to deciding how to vote proxies, or that memorializes that decision;

●	Any documentation of a determination that a conflict of interest exists and the resolution of that conflict; and

●	A copy of each written request from a Client for information on how an Adviser voted such Client’s proxies, and a copy of any written response.

Palmer Square Capital Management LLC

Proxy Voting Guidelines

In accordance with Rule 30b1-4 under the Investment Company Act of 1940 and Rule 206(4)-6 and 204-2 under of the Investment Advisers Act of 1940, Palmer Square Capital Management LLC (“Palmer Square”) is providing all clients with a summary of its proxy voting procedures.

●	Upon opening an account with Palmer Square, clients are given the option to delegate proxy-voting discretion to Palmer Square by completing the appropriate documents. Palmer Square will only exercise proxy-voting discretion over client shares in the instances where clients give Palmer Square discretionary authority to vote on their behalf.

●	It is Palmer Square’s policy to vote client shares primarily in conformity with Glass Lewis & Co. recommendations, in order to mitigate conflicts of interest that can arise between Palmer Square and its clients. Glass Lewis & Co. and Palmer Square retain a record of all recommendations.

●	Glass Lewis & Co. is an independent third party that issues recommendations based upon its own internal guidelines.

●	Palmer Square conducts a review at least annually of Glass Lewis & Co to assess the firm’s capacity and competency to serve as a proxy advisor.

●	Palmer Square will vote client shares inconsistent with Glass Lewis & Co. recommendations if Palmer Square believes that doing so is in the best interest of its clients.

●	In situations where Palmer Square identifies a material conflict of interest in the voting of proxies due to business or personal relationships that Palmer Square maintains with persons having an interest in the outcome of certain votes, Palmer Square will take appropriate steps to ensure that its proxy voting decisions are made in the best interest of its clients.

●	Palmer Square votes client shares via ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions, Inc. Additionally, ProxyEdge retains a record of proxy votes for each client.

●	Annually, Palmer Square will file Form N-PX with the SEC, which will contain each fund’s complete proxy voting record.

●	Palmer Square’s Compliance Team will periodically review all proxy votes to ensure consistency with its procedures.

●	Upon request, clients can receive a copy of Palmer Square’s proxy voting procedures and Glass Lewis & Co.’s proxy voting guidelines.

●	These procedures are currently in effect but could be amended in the future

If you have any questions or would like a copy of Palmer Square’s proxy voting procedures, Glass Lewis & Co.’s proxy voting guidelines and/or a record of how your shares were voted, please contact Palmer Square’s Chief Compliance Officer at 816-994-3200.

RiverNorth Capital Management, LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (RiverNorth Capital)  specifically states that it does not vote proxies unless otherwise directed by the client and the client, including clients governed by ERISA, is responsible for voting any proxies.   Therefore, RiverNorth Capital will not vote proxies for these clients.  However, RiverNorth Capital will vote proxies on behalf of investment company clients and hedge fund clients (“Funds”). RiverNorth Capital has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth Capital accidentally receives a proxy for any non-Fund client, current or former, the Chief Compliance Officer will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth Capital Management, LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in any Fund’s investment portfolios.

OVERVIEW

The Proxy Voting Policies and Procedures are designed to protect the best interests of the Funds in which we vote proxies on behalf of. RiverNorth does not delegate or rely on any third-party service provider for voting recommendations.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for clients and the Funds:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client/fund, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. The Investment Company Act of 1940, as amended, (the “Act”) defines an “investment company” to include mutual funds, money market funds, closed-end funds (including preferred shares of a closed-end fund), and exchange traded funds. Under Section 12(d)(1) of the Act, a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d) (1) (F):

●	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Under Section 12(d)(1)-(4) of the Act, an investment company (including exchange traded funds (“ETFs”), or closed-end funds), or business development company (“BDC”), is allowed to acquire securities of any other registered investment company or BDC in excess of the limitations in Section 12(d)(1). For purposes of these policies and procedures, the term “Acquiring Fund” means a fund that invests in any other registered investment company and “Acquired Fund” means a fund that is being acquired by another registered investment company.

When an investment company is relying on 12(d)(1)-(4), the investment company must comply with the following provisions regarding proxy voting:

1.             Limits on Control and Voting. When an investment company acquires shares of another investment company (Acquiring Fund), its advisory group1 is prohibited from controlling2, individually or in the aggregate, of the Acquired Fund. An Acquiring Fund and its advisory group are required to use mirror voting when they hold more than: (i) 25 percent of the outstanding voting securities of an Acquired Fund that is an open-end fund or UIT due to a decrease in the outstanding voting securities of the Acquired Fund; or (ii) 10 percent of the outstanding voting securities of an Acquired Fund that is a closed-end fund or BDC. In assessing whether a Fund is deemed to have control, the Acquiring Fund is required to aggregate its investment in an Acquired Fund with the investment of the Acquiring Fund’s advisory group. The Acquiring Fund and its advisory group are required to use pass-through voting (i.e., seek voting instructions from the Acquiring Fund’s own shareholders and vote accordingly) in situations where (1) all holders of an Acquired Fund’s outstanding voting securities are required by Rule 12d1-4 or Section 12(d)(1) of the 1940 Act to use mirror voting, or (2) mirror voting by an Acquiring Fund is not possible (for example, when Acquiring Funds are the only shareholders of an Acquired Fund).

2.             Exceptions from the Control and Voting Conditions. The control and voting conditions described above do not apply when: (i) an Acquiring Fund is within the same group of investment companies as an Acquired Fund; or (ii) the Acquiring Fund’s investment sub-advisor or any person controlling, controlled by, or under common control with such investment sub-advisor acts as the Acquired Fund’s investment advisor or depositor.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action; fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

1 Rule 12d1-4 defines “advisory group” as either: (i) an Acquiring Fund’s investment advisor or depositor and any person controlling, controlled by, or under common control with such investment advisor or depositor; or (ii) an Acquiring Fund’s investment sub-advisor and any person controlling, controlled by, or under common control with such investment sub-advisor.

2 “Control” means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. The 1940 Act creates a rebuttable presumption that any person who, directly or indirectly, beneficially owns more than 25% of the voting securities of a company is deemed to control the company. Accordingly, an Acquiring Fund and its advisory group could own up to 25% of the outstanding shares of an Acquired Fund without being presumed to control the Acquired Fund. A determination of control depends on the facts and circumstances of the particular situation and does not turn solely on ownership of voting securities of a company.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

PROXY SERVICE PROVIDER OVERSIGHT

We use Broadridge as our third-party service provider for voting proxies. Broadridge, as a RiverNorth service provider, is monitored by RiverNorth through its proxy service and undergoes an initial and annual due diligence review.

The initial due diligence of a third-party service provider for proxy services includes a review of the service provider’s compliance policies and procedures, records of any administrative proceedings against the firm, interview with key personnel, review the information technology and cybersecurity controls in place to protect vital data and discussions with other clients of the service provider.

For annual due diligence, RiverNorth requires its third-party service provider for proxy services to complete a Due Diligence Questionnaire (DDQ). As with the initial due diligence, the DDQ will cover the service provider’s compliance policies and procedures, records of any administrative proceedings against the firm and information technology and cybersecurity controls in place to protect vital data. It will also include an evaluation of any material changes in services or operations of the third-party service provider for proxy services.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery. In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

TESTING PROCEDURES

On a monthly basis, the Chief Compliance Officer or his designee shall obtain periodic affirmations from employees responsible for voting proxies that all outstanding proxies for the prior month have been voted. On a periodic basis, the Chief Compliance Officer or his designee shall review a sample of all proxies for compliance with these procedures.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	(1) The following table provides brief biographical information about the members of First Trust Capital Management L.P. (the “Investment Manager”) and Angel Oak Capital Advisors, LLC, Palmer Square Capital Management LLC and RiverNorth Capital Management, LLC, (the “Sub-Advisers”), who are primarily responsible for the day-to-day portfolio management of First Trust Alternative Opportunities Fund as of the date of the filing of this report:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Michael Peck	Chief Executive Officer & Co-Chief Investment Officer	Since Inception	Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 - Present); President and Co-CIO, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2012 – Present)	Portfolio Management
Brian Murphy	Co-Chief Investment Officer	Since Inception	Co-Chief Investment Officer and Portfolio Manager, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2014 - Present), Portfolio Manager, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2014 – Present)	Portfolio Management
Daniel Lancz	Portfolio Manager	Since Inception	Portfolio Manager, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2014 – Present); Portfolio Manager, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2014 – 2021)	Portfolio Management
Sreeni Prabu	Managing Partner, Co-CEO, & Group Chief Investment Officer	10/26/2017	Managing Partner, Co-CEO, & Group Chief Investment Officer, Angel Oak Capital Advisors, LLC, 2009-present	Portfolio Management
Sam Dunlap	Chief Investment Officer-Public Strategies	10/26/2017	Chief Investment Officer-Public Strategies, Angel Oak Capital Advisors, LLC, 2009-present	Portfolio Management
Berkin Kologlu	Senior Portfolio Manager	10/26/2017	Senior Portfolio Manager, Angel Oak Capital Advisors, LLC, 2013-present	Portfolio Management
Colin McBurnette	Senior Portfolio Manager	10/26/2017	Senior Portfolio Manager, Angel Oak Capital Advisors, LLC, 2012-present	Portfolio Management
Angie Long	Chief Investment Officer	Since February 2023	Chief Investment Officer, Palmer Square Capital Management LLC since 2011	Portfolio Management
Christopher Long	Chief Executive Officer	Since February 2023	Chief Executive Officer, Palmer Square Capital Management LLC since 2009	Portfolio Management
Taylor Moore	Managing Director, Portfolio Manager, Head of Structured Credit Trading	Since February 2023	Managing Director, Portfolio Manager, Head of Structured Credit Trading at Palmer Square Capital Management LLC since 2018, joined Palmer Square Capital Management LLC in 2013.	Portfolio Management
Patrick Galley	Chief Executive Officer, Chief Investment Officer, Portfolio Manager	Since Inception	CIO/PM, RiverNorth Capital Management, LLC (2004- present). CEO, RiverNorth Capital Management, LLC (2020- present).	Portfolio Management
Stephen O’Neill	Portfolio Manager	Since Inception	PM, RiverNorth Capital Management, LLC (2007- present).	Portfolio Management

(a)	(2) The following table provides information about portfolios and accounts, other than First Trust Alternative Opportunities Fund, for which the members of the Investment Committee of the Investment Manager and Sub-Advisers are primarily responsible for the day-to-day portfolio management as of the end of the period covered by this report:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance- Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Michael Peck	1 Account $4M	3 Accounts $65M	0 Accounts	6 Accounts $197M	2 Accounts $156M	0 Accounts
Brian Murphy	1 Account $4M	3 Accounts $65M	0 Accounts	6 Accounts $197M	3 Accounts $223M	0 Accounts
Daniel Lancz	0 Accounts	1 Account $14M	0 Accounts	2 Accounts $2.5B	0 Accounts	0 Accounts
Sreeni Prabu	0 Accounts	13 Accounts $1.8B	0 Accounts	6 Accounts $4.1B	17 Accounts $2.3B	0 Accounts
Sam Dunlap	0 Accounts	0 Accounts	0 Accounts	9 Accounts $3.1B	1 Account $140M	16 Accounts $510M
Berkin Kologlu	0 Accounts	1 Account $108M	0 Accounts	6 Accounts $3.1B	2 Accounts $248M	4 Accounts $366M
Colin McBurnette	0 Accounts	1 Account $108M	0 Accounts	10 Accounts $3.8B	3 Accounts $255M	10 Accounts $84M
Angie Long	0 Accounts	50 Accounts $21.3B	0 Accounts	4 Accounts $1.3B	55 Accounts $23.5B	59 Accounts $1.9B
Christopher Long	0 Accounts	50 Accounts $21.3B	0 Accounts	4 Accounts $1.3B	55 Accounts $23.5B	85 Accounts $1.9B
Taylor Moore	0 Accounts	0 Accounts	0 Accounts	2 Accounts $280M	0 Accounts	0 Accounts
Patrick Galley	0 Accounts	4 Accounts $954M	2 Accounts $38M	13 Accounts $4.1B	0 Accounts	2 Accounts $37M
Stephen O’Neill	0 Accounts	4 Accounts $954M	2 Accounts $38M	11 Accounts $4.1B	0 Accounts	2 Accounts $37M

Conflicts of Interest

The Investment Manager, Sub-Advisers and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Manager, a Sub-Adviser or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Manager, a Sub-Adviser or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager and Sub-Advisers have adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Manager and Sub-Advisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)

(3) The below information is provided as of March 31, 2023.

Mr. Peck and Mr. Murphy receive base salaries and bonuses, neither of which is based on performance, and are eligible to avail themselves of life insurance, medical and dental benefits offered to all First Trust Capital Management L.P. employees and to participate in First Trust Capital Management L.P.’s 401(k) plan. In addition, they are members of VFT Holdings LP and receive compensation based on the overall profitability of the firm and its affiliates. Mr. Lancz receives a fixed salary and discretionary bonus, based on individual and firm level performance. In addition, he owns interests in First Trust Capital Management L.P. and receives compensation based on the overall profitability of the firm. He also participates in a 401(k) program and receives medical/dental insurance benefits on the same basis as other employees of First Trust Capital Management L.P.

A competitive base salary and a performance-based bonus (paid in April each year) structure are in place for all asset management team members of Angel Oak Capital Advisors, LLC. Portfolio managers, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual and firm. The discretionary bonus structure gives Angel Oak Capital Advisors, LLC the ability to remain competitive under current market conditions affecting compensation across the industry. The compensation structure of key investment professionals is structured to incent long-term client retention and client service. Employees are permitted to invest in Angel Oak Capital Advisors, LLC funds and have the ability to invest in the private funds at NAV without management fees or incentive fees.

The Portfolio Management team members from Palmer Square Capital Management LLC receive a fixed based salary and a discretionary bonus. Each Portfolio Management team member is an equity owner of the firm and shares in the firm’s profits. The Portfolio Management team members’ compensation arrangements are not determined on the basis of specific funds or accounts managed.

Mr. Galley’s and Mr. O’Neill’s total compensation includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives. The performance bonus reflects individual performance of the funds managed by the portfolio managers and the performance of RiverNorth Capital Management, LLC’s business as a whole. Mr. Galley and Mr. O’Neill also participate in a 401K program on the same basis as other officers of RiverNorth Capital Management, LLC. As equity owners of RiverNorth Capital Management, LLC, Mr. Galley and Mr. O’Neill also participate in the profits of the firm.

(a)	(4) The following is listing of the dollar range of shares beneficially owned by each Portfolio Management Team Member as of the end of the period covered by this report:

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Michael Peck	$0 - $10,000
Brian Murphy	$50,000 - $100,000
Daniel Lancz	None
Sreeni Prabu	None
Sam Dunlap	None
Berkin Kologlu	None
Colin McBurnette	None
Angie Long	None
Christopher Long	None
Taylor Moore	None
Patrick Galley	None
Stephen O’Neill	None

(b)	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 13. EXHIBITS.

(a)	(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)	(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)	(3) Not applicable.

(a)	(4) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Alternative Opportunities Fund

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date:	June 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date:	June 9, 2023

By (Signature and Title)*	/s/ Chad Eisenberg
Chad Eisenberg, Treasurer
(Principal Financial Officer)

Date:	June 9, 2023

* Print the name and title of each signing officer under his or her signature.